Exhibit 10.1

MANAGEMENT SERVICES AGREEMENT

BY AND BETWEEN

ATLAS INDUSTRIES HOLDINGS LLC

AND

ATLAS INDUSTRIES MANAGEMENT LLC

Dated as of __________, 2007

i

ii

Section 13.15	Entire Agreement	28
Section 13.16	Assignment	28
Section 13.17	Confidentiality	28
Section 13.18	Counterparts	29
Section 13.19	Dispute Resolution	29

iii

MANAGEMENT SERVICES AGREEMENT (as amended, revised, supplemented or otherwise modified from time to time, this “Agreement”), dated as of _________, 2007, by and between Atlas Industries Holdings LLC, a Delaware limited liability company (the “Company”), and Atlas Industries Management LLC, a Delaware limited liability company (the “Manager”).  Each party hereto shall be referred to as, individually, a “Party” and, collectively, the “Parties”.

WHEREAS, the Board of Directors of the Company has determined that it would be in the best interests of the Company to appoint an external manager to perform the Services (as such term is defined herein) and, therefore, the Company has agreed to appoint the Manager to perform the Services on the terms and subject to the conditions set forth herein; and

WHEREAS, the Manager has agreed to act as Manager and to perform the Services on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1            Definitions

For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(i)            the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

(ii)           any reference to an “Article,” “Section” or an “Exhibit” refers to an Article, Section or an Exhibit, as the case may be, of this Agreement; and

(iii)          the words “herein,” “hereinafter,” “hereof,” “hereto” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision:

“Acquisition and Disposition Criteria” means the acquisition and disposition criteria adopted by the Company’s Board of Directors from time to time, as amended, revised, supplemented or otherwise modified from time to time by the Company’s Board of Directors, which is, or shall be upon any change, revision, supplement or other modification with respect thereto, attached as Schedule 1.

“Adjusted Management Fee” has the meaning set forth in Section 7.1(c) hereof.

“Adjusted Net Assets’’ means, as of any Calculation Date, the sum of (i) consolidated total assets (as determined in accordance with GAAP) of the Company as of such Calculation Date, plus (ii) the absolute amount of consolidated accumulated amortization of intangibles (as determined in accordance with GAAP) of the Company as of such Calculation Date, minus (iii) total cash and cash equivalents of the Company (on a deconsolidated basis) as of such Calculation Date, minus (iv) the absolute amount of Adjusted Total Liabilities of the Company as of such Calculation Date.

“Adjusted Total Liabilities’’ means, as of any Calculation Date, the absolute amount of consolidated total liabilities (as determined in accordance with GAAP) of the Company as of such Calculation Date, minus, to the extent included therein, the sum of the absolute amount of the aggregate principal amount of any Third Party Indebtedness of the Company as of such Calculation

Date, provided, that Adjusted Total Liabilities shall be calculated without regard to, and without giving effect to, in any manner whatsoever, any impact recorded in the Company’s financial statements related to or arising in connection with either the Supplemental Put Agreement or any liability in respect of the Company’s payment obligation under Article V of the LLC Agreement in each case as of such Calculation Date.

“Adjustment Date” has the meaning set forth in Section 7.1(c) hereof.

“Affiliate” means, with respect to any Person, (i) any Person directly or indirectly controlling, controlled by or under common control with such Person or (ii) any officer, director, general member, member or trustee of such Person. For purposes of this definition, the terms “controlling,” “controlled by” or “under common control with” shall mean, with respect to any Persons, the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the directors, managers, general members, or Persons exercising similar authority with respect to such Person.

“Agreement” has the meaning set forth in the preamble of this Agreement.

“Allocation Shares” has the meaning set forth in the LLC Agreement.

“Allocation Share Certificate” has the meaning set forth in the LLC Agreement.

“Average Market Price” means, as of any Management Fee Payment Date, the average of the closing prices of the Company’s Common Shares on the Nasdaq National Market, or other securities exchange on which the Company’s Common Shares are then listed, determined by reference to each trading day for the Company’s Common Shares occurring during the 30-day period ending on the day immediately preceding such Management Fee Payment Date.

“Board of Directors” means, with respect to the Company or any Subsidiary of the Company, as the case may be, the Board of Directors of the Company, such Subsidiary of the Company, or, in each case, any committee thereof that has been duly authorized by the Board of Directors to make a decision on the matter in question or bind the Company or such Subsidiary of the Company, as the case may be, as to the matter in question.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banks in The City of New York are required, permitted or authorized, by applicable law or executive order, to be closed for regular banking business.

“Calculation Date” means, with respect to any Fiscal Quarter, the last day of such Fiscal Quarter.

“Chief Accounting Officer” means the Chief Accounting Officer of the Company, including any interim Chief Accounting Officer.

“Chief Executive Officer” means the Chief Executive Officer of the Company, including any interim Chief Executive Officer.

“Chief Financial Officer” means the Chief Financial Officer of the Company, including any interim Chief Financial Officer.

“Commencement Date” means the date of the closing of the IPO by the Company.

“Common Shares” has the meaning set forth in the LLC Agreement.

“Common Share Certificate” has the meaning set forth in the LLC Agreement.

“Company” has the meaning set forth in the preamble of this Agreement.

“Company Information” means any information concerning the Company or any of the Subsidiaries of the Company and their respective financial condition, business or operations that (i) relates to earnings, (ii) is competitively sensitive, (iii) relates to trade secrets, (iv) is proprietary or (v) is similar to any of the foregoing information.

 “Company Officers” means the Chief Executive Officer, the President, the Chief Financial Officer and Chief Accounting Officer and any other officer of the Company hereinafter appointed by the Board of Directors of the Company.

“Compensation Committee” has the meaning set forth in the LLC Agreement.

 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Federal Securities Laws” means, collectively, the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder.

“Final Management Fee” has the meaning set forth in Section 7.1(b) hereof.

“Fiscal Quarter” means each fiscal quarter of the Company for purposes of its reporting obligations under the Exchange Act.

“Fiscal Year” means each fiscal year of the Company for purposes of its reporting obligations under the Exchange Act.

“GAAP” means generally accepted accounting principles in effect in the United States, consistently applied.

“Gross Income” has the meaning set forth in Section 61(a) of the Internal Revenue Code of 1986, as amended.

“Incur” means, with respect to any Indebtedness or other obligation of a Person, to create, issue, acquire (by conversion, exchange or otherwise), assume, suffer, guarantee or otherwise become liable in respect of such Indebtedness or other obligation.

“Indebtedness” means, with respect to any Person, (i) any liability for borrowed money, or under any reimbursement obligation relating to a letter of credit, (ii) all indebtedness (including bond, note, debenture, purchase money obligation or similar instrument) for the acquisition of any businesses, properties or assets of any kind (other than property, including inventory, and services purchased, trade payables, other expenses accruals and deferred compensation items arising in the Ordinary Course of Business), (iii) all obligations under leases that have been or should be, in accordance with GAAP, recorded as capital leases, (iv) any liabilities of others described in the preceding clauses (i) to (iii) (inclusive) that such Person has guaranteed or for which such Person is otherwise legally obligated, and (v) (without duplication) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (i) through (iv) above.

“Indemnified Parties” has the meaning set forth in Section 10.1 hereof.

“Independent Director” has the meaning set forth in the LLC Agreement.

“Investment Advisers Act” means the Investment Advisers Act of 1940, as amended.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“IPO” means the initial public offering of Common Shares by the Company, closing on the date hereof.

 “LLC Agreement” means the ________ Amended and Restated Operating Agreement of the Company, dated as of ________, 2007, including all exhibits and schedules attached thereto, as may be amended, revised, supplemented or otherwise modified from time to time.

“Losses” has the meaning set forth in Section 10.1 hereof.

“Management Fee” has the meaning set forth in Section 7.1(a) hereof.

“Management Fee Payment Date” means, with respect to any Calculation Date, the date that is ten (10) Business Days following the receipt by the Company of the calculation of the Management Fee from the MSA Administrator with respect to such Calculation Date; provided, that such date may not be more than twenty (20) Business Days after such Calculation Date.

“Manager” has the meaning set forth in the preamble of this Agreement.

“MSA Administrator” means, as of any Calculation Date, (i) for so long as this Agreement remains in full force and effect as of such Calculation Date, the Manager, and (ii) thereafter, the Chief Financial Officer.

“Nasdaq Global Market” means the Nasdaq Global Market (or any successor thereto).

“Nominating and Corporate Governance Committee” has the meaning set forth in the LLC Agreement.

“Non-Critical Services” means any Services other than Services for which the Manager was engaged by the Company in light of the experience and expertise of the employees of the Manager.

“Offsetting Management Fee” has the meaning specified in Section 3.4 hereof.

“Offsetting Management Services” has the meaning specified in Section 3.4 hereof.

“Offsetting Management Services Agreement” shall mean a management services agreement entered into by and between the Manager and any one or more Subsidiaries of the Company that is either (i) substantially in the form attached hereto as Exhibit A and is designated as an “Offsetting Management Services Agreement” therein or (ii) expressly authorized and approved by the Nominating and Corporate Governance Committee.

“Ordinary Course of Business” means, with respect to any Person, an action taken by such Person if such action is (i) consistent with the past practices of such Person and is taken in the normal day-to-day business or operations of such Person and (ii) which is not required to be specifically authorized or approved by the board of directors of such Person.

“Other Seconded Personnel” has the meaning set forth in Section 8.3 hereof.

“Over-Paid Management Fees” means, as of any Calculation Date, the amount by which (i) Adjusted Management Fees that were actually paid on all Management Fee Payment Dates preceding such Calculation Date, exceeded (ii) Adjusted Management Fees that were actually due and payable by the Company on all such Management Fee Payment Dates, as determined by the MSA Administrator upon availability of the Company’s final consolidated financial statements in accordance with Section 7.1(e); provided, that such amount shall not be less than zero (0).

“Party” and “Parties” have the meaning set forth in the preamble of this Agreement.

“Person” means any individual, company (whether general or limited), limited liability company, corporation, trust, estate, association, nominee or other entity.

“President” means the President of the Company, including any interim President.

“Required Seconded Officers” has the meaning specified in Section 8.1 hereof.

“Securities Act” means the Securities Act of 1933, as amended.

“Services” has the meaning set forth in Section 3.1(b) hereof.

“Subsidiary” means, with respect to any Person, any corporation, company, joint venture, limited liability company, association or other entity in which such Person owns, directly or indirectly, more than 50% of the outstanding voting equity securities or interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such entity.

“Supplemental Put Agreement” means the Supplemental Put Agreement, dated as of the date hereof, entered into by and between the Company and the Manager in its capacity as holder of the Allocation Shares.

“Termination Fee” means, as of any Termination Fee Date, the amount equal to the product of (i) two (2) multiplied by (ii) the sum of the aggregate amount of the Management Fees calculated with respect to the four full Fiscal Quarters immediately preceding such Termination Fee Date, prior to any adjustments thereto pursuant to Section 7.1(c).

“Termination Fee Date” means the date upon which this Agreement is terminated pursuant to an event described in Section 9.2 hereof.

“Third Party Indebtedness” means, with respect to any Person, Indebtedness of such Person owed to any lenders or other creditors that are not an Affiliate of such Person.

“Transaction Fee” means the transaction fee payable pursuant to a Transaction Services Agreement that, as of any date, conforms to the transaction fee mutually agreed upon by the Nominating and Corporate Governance Committee and the Manager as of such date, which is, or shall be upon any change, revision, supplement or other modification thereto, attached hereto as Schedule 2.

“Transaction Services” has the meaning set forth in Section 3.6 hereof.

“Transaction Services Agreement” shall mean a transaction services agreement entered into by and between the Manager and any one or more Subsidiaries of the Company and that is either (i) substantially in the form attached hereto as Exhibit B and is designated as a “Transaction Services Agreement” therein, which incorporates the Transaction Fee in effect on the date such Transaction Services Agreement is executed and delivered, or (ii) expressly authorized and approved by the Nominating and Corporate Governance Committee.

“Under-Paid Management Fees” means, as of any Calculation Date, the amount by which (i) Adjusted Management Fees that were actually due and payable by the Company on all Management Fee Payment Dates preceding such Calculation Date, as determined by the MSA Administrator upon availability of the Company’s final consolidated financial statements in accordance with Section 7.1(e) exceeded (ii) Adjusted Management Fees that were actually paid on all such Management Fee Payment Dates; provided, that such amount shall not be less than zero (0).

ARTICLE II

APPOINTMENT OF THE MANAGER

Section 2.1            Appointment

The Company hereby agrees to, and hereby does, appoint the Manager to perform the Services as set forth in Section 3.1 herein and in accordance with the terms and conditions of this Agreement.

Section 2.2            Term

The Manager shall provide Services to the Company from the Commencement Date until the termination of this Agreement in accordance with Article IX hereof.

ARTICLE III

OBLIGATIONS OF THE PARTIES

Section 3.1            Obligations of the Manager

(a)           Subject always to the oversight and supervision of the Board of Directors of the Company and the terms and conditions of this Agreement, the Manager shall during the term of this Agreement (i) perform the Services as set forth in Section 3.1(b) below and (ii) comply with the provisions of the LLC Agreement, as amended from time to time, and the operational objectives and business plans of the Company in existence from time to time. The Company shall promptly provide the Manager with all amendments to the LLC Agreement and all stated operational objectives and business plans of the Company approved by the Board of Directors of the Company and any other available information reasonably requested by the Manager.

(b)           Subject to Sections 3.4 and 3.6 hereof and Article VII, the Manager agrees and covenants that it shall perform the following services (as may be modified from time to time pursuant to Section 3.5 hereof, the “Services”):

(i)            manage the Company’s day-to-day business and operations, including managing its liquidity and capital resources and causing the Company to comply with applicable law;

(ii)           identify, evaluate, manage, perform due diligence on, negotiate and oversee the acquisitions of target businesses by the Company and any other investments of the Company;

(iii)          evaluate, manage, negotiate and oversee the disposition of all or any part of the property, assets or investments of the Company, including dispositions of all or any part of the Company’s Subsidiaries;

(iv)          evaluate and oversee the financial and operational performance of any of the Company’s Subsidiaries, including monitoring the business and operations thereof, and the financial performance of any of the Company’s other investments;

(v)           provide, on the Company’s behalf, managerial assistance to the Company’s Subsidiaries;

(vi)          provide or second, as determined necessary by the Manager and in accordance with the terms and conditions of this Agreement and the LLC Agreement, employees of the Manager to serve as executive officers or other employees of the Company or as members of the Company’s Board of Directors; and

(vii)         perform any other services for and on behalf of the Company to the extent that such services are consistent with those that are customarily performed by the executive officers and employees of a publicly listed or quoted Person.

The foregoing Services shall include, but are not limited to, the following:

(i)            establishing and maintaining, or overseeing the establishment and maintenance of, the books and records of the Company in accordance with customary practice and GAAP;

(ii)           recommend to the Company’s Board of Directors (x) capital raising activities, including the issuance of debt or equity securities of the Company, the entry into credit facilities or other credit arrangements, structured financings or other capital market transactions, (y) changes or other modifications in the capital structure of the Company, including repurchases of the Company’s securities;

(iii)          recommend to the Company’s Board of Directors the engagement of or, if approval is not otherwise required hereunder, engage agents, consultants or other third party service providers to the Company, including accountants, counsel or experts, in each case, as may be necessary by the Company from time to time;

(iv)          maintain, or oversee the maintenance of, the Company’s property and assets in the Ordinary Course of Business;

(v)           make recommendations to the Company’s Board of Directors with respect to the exercise of voting rights to which the Company is entitled to vote in respect of its investments;

(vi)          manage or oversee litigation, administrative or regulatory proceedings, investigations or any other reviews of the Company’s business or operations that may arise in the Ordinary Course of Business or otherwise, subject to the approval of the Company’s Board of Directors to the extent necessary in connection with the settlement, compromise, consent to the entry of an order or judgment or other agreement resolving any of the foregoing;

(vii)         establish and maintain, or overseeing the establishment and maintenance of, the appropriate insurance policies with respect to the Company’s business and operations;

(viii)        recommend to the Company’s Board of Directors the payment of dividends or other distributions on the equity interests of the Company; and

(ix)           oversee the timely calculation and payment of taxes payable, and the filing of all taxes return due, by the Company.

(c)           In connection with the performance of its obligations under this Agreement as such may pertain to the Company or any Subsidiary of the Company, the Manager shall be required to obtain authorization and approval (i) of the Company’s or such Subsidiary’s Board of

Directors in accordance with the Company’s or such Subsidiary’s internal policy regarding action requiring approval of the Board of Directors, (ii) as otherwise required by the Company’s or such Subsidiary’s Board of Directors (or any applicable committee thereof), the Company’s Officers or any officers of any such Subsidiary and/or (iii) as otherwise required by applicable law, in each case, as the case may be.

(d)           In connection with the performance of the Services under this Agreement, the Manager shall have all necessary power and authority to perform, or cause to be performed, such Services on behalf of the Company.

(e)           In connection with the performance of its obligations under this Agreement, the Manager is not permitted to engage in any activities that would cause it to become an “investment adviser” as defined in Section 202(a)(11) of the Investment Advisers Act, or any successor provision thereto.

(f)            While the Manager is providing the Services under this Agreement, the Manager shall also be permitted to provide services, including services similar to the Services covered hereby, to other Persons, including Affiliates of the Manager.  This Agreement and the Manager’s obligation to provide the Services under this Agreement shall not create an exclusive relationship between the Manager and its Affiliates, on the one hand, and the Company and its Subsidiaries, on the other.

Section 3.2            Obligations of the Company

(a)           The Company shall, and the Company shall cause its Subsidiaries to, do all things reasonably necessary on their part as requested by the Manager consistent with the terms of this Agreement to enable the Company to fulfill its obligations under this Agreement.

(b)           The Company shall, and the Company shall cause its Subsidiaries to, take reasonable steps to ensure that:

(i)            the officers and employees of the Company and its Subsidiaries, as the case may be, act in accordance with the terms of this Agreement and the reasonable directions of the Manager in fulfilling the Manager’s obligations hereunder and allowing the Manager to exercise its powers and rights hereunder; and

(ii)           the Company and its Subsidiaries provide to the Manager all reports (including monthly management reports and all other relevant reports), which the Manager may reasonably require and on such dates as the Manager may reasonably require.

(c)           Without the prior written consent of the Manager, the Company shall not amend any provision of the LLC Agreement that materially adversely affects, either directly or indirectly, the rights of the Manager hereunder, as determined in the reasonable discretion of the Manager.

(d)           The Company shall maintain a Board of Directors consisting of a majority of Independent Directors.

(e)           The Company shall take any and all actions necessary to ensure that it does not become an “investment company” as defined in Section 3(a)(1) of the Investment Company Act, or any successor provision thereto.

Section 3.3            Acquisition and Disposition Opportunities

(a)           Subject to Section 3.3(d) hereof, the Company acknowledges and agrees that, in connection with the performance by the Manager of its obligations hereunder, the Manager may recommend to the Company, and may engage in on behalf of the Company, transactions with the Manager or Affiliates of the Manager.

(b)           The Company acknowledges and agrees that the Manager shall have, and the Company does hereby grant to the Manager, exclusive responsibility for reviewing and making recommendations to the Company’s Board of Directors with respect to acquisition and disposition opportunities in accordance with the Acquisition and Disposition Criteria then applicable; provided, that any changes, revisions, supplements or other modifications to such Acquisition and Disposition Criteria shall not be effective until sixty (60) days after receipt by the Manager of such changes, revisions, supplements or other modifications.  The Manager shall have sole discretion to determine if any acquisition or disposition opportunities satisfy the Acquisition and Disposition Criteria then applicable.  If the Manager determines that a particular opportunity satisfies the Acquisition and Disposition Criteria then applicable, the Manager shall refer such opportunity to the Company’s Board of Directors for its consideration, authorization and approval prior to any consummation thereof. In the event that such an opportunity is referred to the Company’s Board of Directors and the Company’s Board of Directors determines not to timely pursue such opportunity, in whole or in part, the whole or any part of such opportunity that the Company’s Board of Directors determines not to pursue may be pursued, and engaged in, by the Manager or may be referred by the Manager to any Person, including Affiliates of the Manager, in the sole discretion of the Manager, and the Company shall have no further rights hereunder with respect to such opportunity or such part thereof, as the case may be, and the Manager shall have no further obligation with respect thereto.  If the Acquisition and Disposition Criteria is changed, revised, supplemented or otherwise modified, then such changed, revised, supplemented or otherwise modified Acquisition and Disposition Criteria shall automatically replace Schedule 1 hereto setting forth the Acquisition and Disposition Criteria that is then applicable from time to time, subject to this Section 3.3(b).

(c)           In the event that any acquisition or disposition opportunity is not originated by the Manager, the Company’s Board of Directors shall seek a non-binding recommendation from the Manager prior to making any decision concerning the Company’s pursuit of such opportunity.

(d)           Except with respect to transactions expressly contemplated by Offsetting Management Services Agreements or Transaction Services Agreement, each of the Manager and the Company acknowledges that the Nominating and Corporate Governance Committee is required to authorize and approve all transactions arising out of any acquisition or disposition opportunity that involves the Manager or an Affiliate of the Manager, on the one hand, and the Company, or an Affiliate of the Company, on the other hand. Accordingly, notwithstanding anything elsewhere to the contrary, each of the Manager and the Company agrees that it will not, and it will not permit any of its Affiliates to, engage in any such transaction without the prior authorization and approval of the Nominating and Corporate Governance Committee.

Section 3.4            Offsetting Management Services

Notwithstanding anything else to the contrary herein, the Company agrees that the Manager may, at any time, enter into Offsetting Management Services Agreements relating to the performance by the Manager of management services for Subsidiaries of the Company that may or may not be similar to Services to be provided hereunder (“Offsetting Management Services”); provided, that any such Offsetting Management Services provided pursuant to an Offsetting Management Services Agreement shall not be deemed to be Services provided hereunder.  Any fee to be paid pursuant to such an Offsetting Management Services Agreement (“Offsetting Management Fee”) shall be paid directly by the relevant Subsidiary of the Company to the Manager and shall not be deemed an obligation of the Company. Notwithstanding anything else to the contrary in any Offsetting Management Services Agreement, the Parties hereto agree (i) to use commercially reasonable efforts so that Offsetting Management Fees to be paid with respect to any Fiscal Quarter shall be paid at a time so as to permit such Offsetting Management Fees to be utilized for adjustment in accordance with Section 7.1(c) hereof with respect to such Fiscal Quarter, (ii) that the aggregate amount of all Offsetting Management Fees to be paid by all of the Subsidiaries of the Company with respect to any Fiscal Quarter shall not exceed the aggregate amount of the Management Fee calculated with respect to such Fiscal Quarter; provided, that if the aggregate amount of all Offsetting Management Fees to be paid by all of the Subsidiaries of the Company with respect to any Fiscal Quarter exceeds the aggregate amount of the Management Fee calculated with respect to such Fiscal Quarter, then the Manager agrees that, notwithstanding anything to the contrary herein or in any Offsetting Management Services Agreement, the Offsetting Management Fees to be paid by each of the Subsidiaries of the Company under each of the Offsetting Management Agreements shall be reduced, on a pro rata basis, until the aggregate amount of all Offsetting Management Fees to be paid by all of the Subsidiaries of the Company with respect to any Fiscal Quarter does not exceed the aggregate amount of the Management Fee calculated with respect to such Fiscal Quarter and (iii) that the aggregate amount of Offsetting Management Fees paid or to be paid by all of the Subsidiaries of the Company with respect to any Fiscal Year shall not exceed an amount that is greater than 9.5% of the Company’s Gross Income with respect to such Fiscal Year; provided, that if the aggregate amount of all Offsetting Management Fees paid or to be paid by all of the Subsidiaries of the Company with respect to any Fiscal Year exceeds, or is expected to exceed, 9.5% of the Company’s Gross Income with respect to such Fiscal Year, then the Manager agrees that the Offsetting Management Fees to be paid by each of the Subsidiaries of the Company under each of the Offsetting Management Agreements shall be reduced, on a pro rata basis, until the aggregate amount of all Offsetting Management Fees to be paid by all of the Subsidiaries of the Company with respect to such Fiscal Year does not exceed 9.5% of the Company’s Gross Income with respect to such Fiscal Year.  Subject to the other terms and conditions hereof, entry into an Offsetting Management Services Agreement by the Manager and any Subsidiary of the Company shall not be subject to authorization and approval of the Nominating and Corporate Governance Committee.

Section 3.5            Change of Services

(a)           The Company and the Manager shall have the right at any time during the term of this Agreement to change the Services provided by the Manager and such changes shall in no way otherwise affect the rights or obligations of any Party hereunder.

(b)           Any change in the Services shall be authorized in writing and evidenced by an amendment to this Agreement, as provided in Section 13.9 hereof.  Unless otherwise agreed in writing, the provisions of this Agreement shall apply to all changes in the Services.

Section 3.6            Transaction Services

Notwithstanding anything else to the contrary herein, the Company agrees that the Manager may, at any time, enter into Transaction Services Agreements relating to the performance by the Manager of certain transaction-related services, including, without limitation, those that are customarily performed by a third-party investment banking firm or similar financial advisor, which may or may not be similar to Services to be provided hereunder, in connection with the acquisition of target businesses by the Company or the Company’s Subsidiaries or dispositions of Subsidiaries of the Company or any property or assets of the Company or its Subsidiaries (“Transaction Services”); provided, that any such Transaction Services shall not be deemed to be Services provided hereunder.  Subject to the other terms an conditions hereof, entry into a Transaction Services Agreement by the Manager and any Subsidiary of the Company shall not be subject to authorization and approval of the Nominating and Corporate Governance Committee.

The Company shall, or shall cause its Subsidiaries to, as the case may be, contract for the performance of such Transaction Services only by entry into a Transaction Services Agreement.

Transaction Fees are not Offsetting Management Fees and shall not have the effect of Offsetting Management Fees as provided herein.  Any Transaction Services Agreement may also provide for the reimbursement of costs and expenses of the Manager to the extent Incurred in connection with the performance of any Transaction Services, including costs and expenses referenced in Section 7.2(b)(iv) hereof.

At any time, the Nominating and Corporate Governance Committee and the Manager may indicate their intention to renegotiate the Transaction Fee, at which point the Nominating and Corporate Governance Committee and the Manager may mutually agree on a new Transaction Fee to be effective with respect to Transaction Services Agreements to be entered into subsequent thereto; provided, that upon any renegotiation of the Transaction Fee pursuant hereto, the Transaction Fee so renegotiated shall automatically replace Schedule 2 hereto setting forth the Transaction Fee that is applicable from time to time.

ARTICLE IV

POWERS OF THE MANAGER

Section 4.1            Powers of the Manager

(a)           The Manager shall have no power to enter into any contract for or on behalf of the Company or otherwise subject it to any obligation, such power to be the sole right and obligation of the Company, acting through its Board of Directors and/or the Company Officers.

(b)           Subject to Section 4.2 and for purposes other than to delegate its duties and powers to perform the Services hereunder, the Manager shall have the power to engage any agents (including real estate agents and managing agents), valuers, contractors and advisors (including operational, accounting, financial, tax and legal advisors) that it deems necessary or desirable in connection with the performance of its obligations hereunder, which costs therefor shall be subject to reimbursement in accordance with Section 7.2 hereto.

Section 4.2            Delegation

The Manager may delegate or appoint:

(a)           Any of its Affiliates as its agent, at its own cost and expense, to perform any or all of the Services hereunder; or

(b)           Any Person, whether or not an Affiliate of the Manager, as its agent, at its own cost and expense, to perform those Services hereunder which, in the sole discretion of the Manager, are Non-Critical Services;

provided, however, that, in each case, the Manager shall not be relieved of any of its obligations or duties owed to the Company hereunder as a result of such delegation. The Manager shall be permitted to share Company Information with its appointed agents subject to appropriate, reasonable and customary confidentiality arrangements.  For the avoidance of doubt, any reference to Manager herein shall include its delegates or appointees pursuant to this Section 4.2.

Section 4.3            Manager’s Obligations, Duties and Powers Exclusive

The Company agrees that during the term of this Agreement, the obligations, duties and powers imposed on and granted to the Manager under Article III and this Article IV are to be performed or held exclusively by the Manager, subject to Section 4.2 hereof, and the Company shall not, either directly or indirectly, through its employees, Board of Directors or any other Person, as the case may be, perform any of the Services except in circumstances where it is necessary to do so to comply with applicable law or as otherwise agreed by the Manager.

ARTICLE V

INSPECTION OF RECORDS

Section 5.1            Books and Records of the Company

At all reasonable times and on reasonable notice, the Manager and any Person authorized by the Manager shall have access to, and the right to inspect, for any reasonable purpose, during the term of this Agreement and for a period of five (5) years after termination hereof, the books, records and data stored in computers and all documentation of the Company pertaining to all Services performed, or to be performed, by the Manager or the Management Fee paid, or to be paid, by the Company to the Manager, in each case, hereunder.  There shall be no cost or expense charged by any Party to another Party pursuant to the exercise of any right under this Section 5.1.

Section 5.2            Books and Records of the Manager

At all reasonable times and on reasonable notice, the Company and any Person authorized by the Company shall have access to, and the right to inspect the books, records and data stored in computers and all documentation of the Manager pertaining to all Services performed, or to be performed, by the Manager or the Management Fee paid, or to be paid, by the Company to the Manager, in each case, hereunder. There shall be no cost or expense charged by any Party to another Party pursuant to the exercise of any right under this Section 5.2.

ARTICLE VI

AUTHORITY OF THE COMPANY
AND THE MANAGER

Each Party represents and warrants to the other that it is duly authorized with full power and authority to execute, deliver and perform its obligations and duties under this Agreement. The Company represents and warrants that the engagement of the Manager has been duly authorized by the Board of Directors of the Company and is in accordance with all governing documents of the Company.

ARTICLE VII

MANAGEMENT FEE; Expenses

Section 7.1            Management Fee

(a)           Obligation.  Subject to the terms and conditions set forth in this Section 7.1, for the term of this Agreement, (i) the MSA Administrator shall calculate the fee payable to the Manager in accordance with this Section 7.1 (the “Management Fee”), and the components thereof, in accordance with Section 7.1(b) hereof and (ii) the Company shall pay the Management Fee to the Manager in accordance with Section 7.1(d) hereof.

(b)           Calculation of Management Fee.  Subject to Section 7.1(c) hereof, as payment to the Manager for performing Services hereunder during any Fiscal Quarter or any part thereof, the MSA Administrator, as of the Calculation Date with respect to such Fiscal Quarter, shall calculate, on or promptly following such Calculation Date, the Management Fee with respect to such Fiscal Quarter, which shall be equal to the product of (i) 0.5%, multiplied by (ii) the Adjusted Net Assets as of such Calculation Date; provided, however, that, with respect to the Fiscal Quarter in which the Commencement Date occurs, the Management Fee with respect to such Fiscal Quarter or part thereof shall be equal to the product of (i)(x) 0.5%, multiplied by (y) the Adjusted Net Assets as of the Calculation Date with respect to such Fiscal Quarter, multiplied by (ii) a fraction, the numerator of which is the number of days from and including the Commencement Date to and including the last day of such Fiscal Quarter and the denominator of which is the number of days in such Fiscal Quarter; provided, further, however, that, with respect to the Fiscal Quarter in which this Agreement is terminated, the Management Fee with respect to such Fiscal Quarter or part thereof shall be equal to the product of (i)(x) 0.5%, multiplied by (y) the Adjusted Net Assets as of the Calculation Date with respect to such Fiscal Quarter, multiplied by (ii) a fraction, the numerator of which is the number of days from and including the first day of such Fiscal Quarter to but excluding the date upon which this Agreement is terminated and the denominator of which is the number of days in such Fiscal Quarter (such amount so calculated in accordance with this proviso, the “Final Management Fee”).  Promptly upon calculating each Management Fee, the MSA Administrator shall submit such calculation to the Chief Financial Officer for his review.  If the Chief Financial Officer identifies any discrepancy in such calculation, then the Chief Financial Officer, on behalf of the Company, and the MSA Administrator shall mutually resolve such discrepancy.

(c)           Adjustment of Management Fee.  The amount of any Management Fee calculated in accordance with Section 7.1(b) hereof as of any Calculation Date shall be adjusted, on a dollar-for-dollar basis (such Management Fee, as adjusted, the “Adjusted Management Fee”), by the MSA Administrator immediately prior to the Management Fee Payment Date with respect to such Calculation Date (such date of adjustment, the “Adjustment Date”) as follows:

(i)            reduced, on a dollar-for-dollar basis, by the aggregate amount of all Offsetting Management Fees, if any, received by the Manager from any of the Subsidiaries of the Company with respect to such Fiscal Quarter as of the date of such adjustment;

(ii)           reduced, on a dollar-for-dollar basis, by the aggregate amount of all Over-Paid Management Fees, if any, existing as of such Calculation Date;

(iii)          increased, on a dollar-for-dollar basis, by the aggregate amount of all Under-Paid Management Fees, if any, existing as of such Calculation Date; and

(iv)          increased, on a dollar-for-dollar basis, by the aggregate amount of all accrued and unpaid Management Fees, if any, as of such Calculation Date, without duplication of any of the foregoing.

                (d)           Payment of Adjusted Management Fee.  Subject to Section 7.1(f) hereof, the Company shall pay to the Manager, on each Management Fee Payment Date with respect to each Calculation Date, the Adjusted Management Fee as of such Calculation Date.  Any such payment on each Management Fee Payment Date shall be made in U.S. dollars by wire transfer in immediately available funds to an account or accounts designated by the Manager from time to time; provided, however, that, notwithstanding the foregoing, with respect to any such payment of Adjusted Management Fee to be made on the (i) first, second, third or fourth Management Fee Payment Dates, the portion of each such payment of Adjusted Management Fee equal to 50% of the Management Fee related thereto (or such lower percentage if the Adjusted Management Fee represents less than 50% of the Management Fee related thereto) shall be made in the form of Common Shares issued by the Company on the applicable Management Fee Payment Date, and (ii) fifth, sixth, seventh and eighth Management Fee Payment Dates, the portion of each such payment of Adjusted Management Fee equal to 33% of the Management Fee related thereto (or such lower percentage if the Adjusted Management Fee represents less than 50% of the Management Fee related thereto) shall be made in the form of Common Shares issued by the Company on the applicable Management Fee Payment Date; provided, that, in each case, the number of Common Shares to be issued on any such Management Fee Payment Date shall be equal to the result of (i) the relevant dollar amount to be paid to the Manager on such Management Fee Payment Date in the form of Common Shares, divided by (ii) the Average Market Price as of such Management Fee Payment Date; provided, further, that if such calculation results in a fractional number, then such number shall be rounded upwards to the next whole number to eliminate any such fractional interest and the corresponding cash portion of any amount to be paid on such Management Fee Payment Date shall be reduced accordingly; provided, further, that in no event shall a number of Common Shares be issued in connection with this Section 7.1(d) in excess of 1% of the total authorized Common Shares of the Company as of the date of such issuance.  In connection with the issuance of any Common Shares to the Manager on the first Management Fee Payment Date, the Company shall provide to the Manager customary registration rights with respect to any Common Shares issued or to be issued to the Manager from time to time, which registration rights shall be set forth in documentation consistent with documentation used to provide registration rights to other shareholders of the Company.

(e)           Basis for Calculation of Management Fee and Adjusted Management Fee.  The calculation of Management Fee, including the components thereof, with respect to any Fiscal Quarter on any Calculation Date shall be based on (i) first, the Company’s audited consolidated financial statements to the extent available, (ii) if audited consolidated financial statements are not available, then the Company’s unaudited consolidated financial statements to the extent available, and (iii) if neither audited nor unaudited consolidated financial statements are available, then the Company’s books and records then available; provided, that, with respect to any calculation of the Management Fee based on the Company’s books and records, upon availability of the earlier of (x) the Company’s audited consolidated financial statements and (y) the Company’s unaudited consolidated financial statements, in each case, relating to amounts previously calculated on such Calculation Date by reference to the Company’s books and records, the MSA Administrator shall recalculate (A) any Management Fees, and any components thereof, that were previously calculated based on such books and records and (B) any Adjusted Management Fees that were calculated based on such Management Fees, in each case, to determine if any Over-Paid Management Fee or Under-Paid Management Fee were outstanding as of such Calculation Date; provided, further, that the amount so recalculated shall be conclusive and binding on the Parties hereto and no further recalculations shall be required or permitted except that a further recalculation shall be required and performed (A) upon a demonstration of clear error with respect to any prior calculation or recalculation or (B) upon the restatement of the consolidated financial statements of the Company, or any amounts therein, underlying any prior calculation or recalculation, in each case, at any time.  The calculation of Adjusted Management Fees, including the components thereof, as of any Adjustment Date shall be made based on information that is available as of such Adjustment Date; provided, that if any events, including the payment of Offsetting Management Fees, occur after such Adjustment Date that would affect the amount of Adjusted Management Fees calculated as of such Adjustment Date, then the MSA Administrator shall recalculate Adjusted Management Fees as of such Adjustment Date to determine if any Over-Paid Management Fee or Under-Paid Management Fee were created as of the Calculation Date immediately succeeding such Adjustment Date.  Notwithstanding the foregoing, the calculation of the Final Management Fee, including the components thereof, shall be made and based on the Company’s unaudited consolidated financial statements for the Fiscal Quarter in which termination of this Agreement occurs when such unaudited consolidated financial statements are available; provided, that, once calculated, no further recalculation of Final Management Fee shall be required or permitted.

(f)            Sufficient Liquidity.  If the Company does not have sufficient liquid assets to timely pay the entire amount of the Management Fee due on any Management Fee Payment Date, the Company shall liquidate assets or Incur Indebtedness in order to pay such Management Fee in full on such Management Fee Payment Date; provided, that the Manager may elect, in its sole discretion by delivery of written notice to the Company prior to such Management Fee Payment Date, to allow the Company to defer the payment of all or any portion of the Management Fee otherwise due and payable on such Management Fee Payment Date until the next succeeding Management Fee Payment Date and, thereby, enable the Company to avoid such liquidation or Incurrence.  For the avoidance of doubt, the Manager may make such election to allow the Company to defer the payment of Management Fees more than once.

(g)           Books and Records.  The MSA Administrator shall maintain cumulative books and records with respect to the details of any calculations made pursuant to this Section 7.1, which records shall be available for inspection and reproduction at any time upon request by the Board of Directors of the Company and, if the Manager is not the MSA Administrator, the Manager.

(h)           Annual Review by Compensation Committee.  All Management Fee calculations made pursuant to this Section 7.1 shall be reviewed by the Compensation Committee on an annual basis in connection with the preparation of the Company’s year-end audited consolidated financial statements.  If the Compensation Committee identifies any discrepancy in such calculations, then the Compensation Committee, on behalf of the Company, and the MSA Administrator shall mutually resolve such discrepancy.

Section 7.2            Reimbursement of Expenses

(a)           Subject to paragraph (b) of this Section 7.2 and Section 8.2 hereof, the Company shall reimburse the Manager for all costs and expenses of the Company, including all out-of-pocket costs and expenses, that are actually Incurred by the Manager or its Affiliates on behalf of the Company in connection with performing Services hereunder, and all costs and expenses the reimbursement of which is specifically approved by the Board of Directors of the Company.

(b)           Notwithstanding the foregoing or anything else to the contrary herein, neither the Company nor any Subsidiary of the Company shall be obligated or responsible for reimbursing or otherwise paying for any costs or expenses (i) relating to the Manager’s overhead, (ii) Incurred by the Manager in connection with the identification, evaluation, management, performance of due diligence on, negotiating and oversight of potential acquisitions by the Company where the Board of Directors of the Company does not resolve to pursue such potential acquisition, including costs and expenses relating to travel, marketing and attendance at industry events and retention of outside service providers relating thereto, (iii)  of officers and employees seconded by the Manager in accordance with Sections 8.1 and 8.3 hereof, including costs and expenses relating to compensation of such employees, or (iv) Incurred by the Manager in connection with the identification, evaluation, management, performance of due diligence on, negotiating and oversight of an acquisition by the Company if such acquisition is actually closed by the Company to the extent that such costs and expenses are required to be reimbursed by the Subsidiary so acquired, by any manner whatsoever, pursuant to a Transaction Services Agreement.

(c)           Any such reimbursement shall be made upon demand by the Manager in U.S. dollars by wire transfer in immediately available funds to an account or accounts designated by the Manager from time to time.

(d)           Except as otherwise provided for in this Section 7.2, all reimbursements made pursuant to this Section 7.2 shall be reviewed by the Compensation Committee on an annual basis in connection with the preparation of the Company’s year-end audited consolidated financial statements.  If the Compensation Committee identifies any discrepancy in such reimbursements, then the Compensation Committee, on behalf of the Company, and the Manager shall mutually resolve such discrepancy.

ARTICLE VIII

SECONDMENT OF OFFICERS BY THE MANAGER

Section 8.1                                   Secondment of the Required Seconded Officers

If, at any time, the Company has not engaged a Chief Executive Officer and/or a Chief Financial Officer, the Manager shall second to the Company individuals to serve as the Company’s Chief Executive Officer and/or Chief Financial Officer (the “Required Seconded Officers”).  The Company’s Board of Directors shall elect such seconded officers as officers of the Company in accordance with the terms of the LLC Agreement.  The Required Seconded Officers shall report directly, and be subject, to the Company’s Board of Directors.

Section 8.2                                   Remuneration of the Required Seconded Officers

(a)           If seconded, the Required Seconded Officers shall, at all times, remain employees of, and, subject to Section 8.4 hereof, be remunerated by, the Manager or an Affiliate of the Manager.

(b)           Except as set forth in Section 7.2 and Section 8.4 hereof, the Services performed for or on behalf of the Company by the Required Seconded Officers shall be provided at the cost and expense of the Manager or an Affiliate of the Manager.  Except as set forth in Section 7.2 and Section 8.4 hereof, for the avoidance of doubt, the Company shall have no obligation to reimburse the Manager for the compensation and other costs and expenses of the Required Seconded Officers.

(c)           The Manager shall disclose the amount of remuneration of the Required Seconded Officers to the Board of Directors of the Company to the extent required for the Company to comply with the requirements of applicable law, including Federal Securities Laws.

Section 8.3            Secondment of Additional Officers and Other Personnel

Subject to Section 8.4 hereof, the Manager and the Company’s Board of Directors may agree from time to time that the Manager shall second to the Company one or more additional individuals to serve as officers of the Company or in other capacities on behalf of the company (collectively, the “Other Seconded Personnel”), upon such terms as the Manager and the Company’s Board of Directors may mutually agree.  Any such individuals shall have such titles and fulfill such functions as the Manager and the Company may mutually agree.

Section 8.4            Remuneration of Additional Officers and Other Personnel

(a)           Except as set forth in Section 7.2 hereof and this Section 8.4, the Services performed for or on behalf of the Company by the Other Seconded Personnel shall be provided at the cost and expense of the Manager or an affiliate of the Manager. Except as set forth in

Section 7.2 hereof and this Section 8.4, for the avoidance of doubt, the Company shall have no obligation to reimburse the Manager for the compensation and other costs and expenses of any Other Seconded Personnel.

(b)           In the event that the Chief Financial Officer or other officers of the Company serving on the staff of the Chief Financial Officer, including the Chief Accounting Officer, are seconded by the Manager to the Company, then the Manager may seek reimbursement of the remuneration and the related costs and expenses of such individuals from the Company; provided, that the Compensation Committee shall have the right to establish the remuneration level for such individuals based on market terms for the relevant position or title at issue.

(c)           The Manager shall disclose the amount of remuneration of the Other Seconded Personnel to the Board of Directors of the Company to the extent required for the Company to comply with the requirements of applicable law, including Federal Securities Laws.

Section 8.5            Removal of Seconded Officers

The Company’s Board of Directors, after due consultation with the Manager, may at any time request that the Manager replace any individual seconded to the Company as provided in this Article VIII and the Manager shall, as promptly as practicable, replace any individual with respect to whom the Company’s Board of Directors shall have made its request, subject to the requirements for the election of officers under the LLC Agreement.

Section 8.6            Insurance

The Company agrees it shall maintain adequate directors and officers insurance for any individuals seconded to the Company, with liability coverage of no less than $25 million.

ARTICLE IX

TERMINATION; RESIGNATION AND REMOVAL OF THE MANAGER

Section 9.1            Resignation by the Manager

The Manager may resign at any time with 120 days’ prior written notice to the Company, which right shall not be contingent upon the finding of a replacement manager.  However, if the Manager resigns, until the date on which the resignation becomes effective, the Manager shall, upon request of the Company’s Board of Directors, use reasonable efforts to assist the Company’s Board of Directors to find a replacement manager at no cost and expense to the Company.

Section 9.2            Removal of the Manager

The Manager may be removed by the Company at any time, if:

(a)           (i) a majority of the Company’s Board of Directors vote to terminate this Agreement, and (ii) the holders of at least a majority of the then outstanding Common Shares

(other than Common Shares beneficially owned by the Manager) vote to terminate this Agreement;

(b)           neither Andrew M. Bursky, Timothy J. Fazio nor their designated successors, heirs, beneficiaries or permitted assigns control the Manager, and such change occurred without the prior written consent of the Company’s Board of Directors;

(c)           there is a finding by a court of competent jurisdiction in a final, non-appealable order that (i) the Manager materially breached the terms of this Agreement and such breach continued unremedied for sixty (60) days after the Manager received written notice from the Company setting forth the terms of such breach, or (ii) the Manager (x) acted with gross negligence, willful misconduct, bad faith or reckless disregard in performing its duties and obligations under this Agreement or (y) engaged in fraudulent or dishonest acts in connection with the business and operations of the Company;

(d)           (i) the Manager has been convicted of a felony under Federal or State law, (ii) the Company’s Board of Directors finds that the Manager is demonstrably and materially incapable of performing its duties and obligations under this Agreement, and (iii) the holders of at least sixty-six and two-thirds percentage (66 ⅔%) of then outstanding Common Shares (other than Common Shares beneficially owned by the Manager) vote to terminate this Agreement; or

(e)           (i) there is a finding by a court of competent jurisdiction that the Manager has (x) engaged in fraudulent or dishonest acts in connection with the business or operations of the Company or (y) gross negligence, willful misconduct, bad faith or reckless disregard in performing its duties and obligations under this Agreement, and (ii) the holders of at least sixty-six and two-thirds percentage (66 ⅔%) of the then outstanding Common Shares (other than Common Shares beneficially owned by the Manager) vote to terminate this Agreement.

Section 9.3            Termination

Subject to Section 13.4, this Agreement shall terminate upon the effective date of the resignation or removal of the Manager in accordance with Sections 9.1 or 9.2 hereof.

Section 9.4            Seconded Individuals

Upon the termination of this Agreement, all seconded officers, including the Chief Executive Officer, President and Chief Accounting Officer and employees, representatives and delegates of the Manager and its Affiliates who perform Services hereunder, shall resign their respective positions with the Company and cease working on behalf of the Company as of the date of such termination or at such other time as determined by the Manager.  Any Manager appointed director may continue to serve on the Company’s Board of Directors subject to the terms of the LLC Agreement.

Section 9.5                                 [Reserved]

Section 9.6            Directions

After a written notice of termination has been given under this Article IX, the Company may direct the Manager to undertake any actions necessary to transfer any aspect of the ownership or control of the assets of the Company to the Company or to any nominee of the Company and to do all other things necessary to bring the appointment of the Manager to an end, and the Manager shall comply with all such reasonable directions. In addition, the Manager shall, at the Company’s expense, deliver to any new manager or the Company any books or records held by the Manager under this Agreement and shall execute and deliver such instruments and do such things as may reasonably be required to permit new management of the Company to effectively assume its responsibilities.

Section 9.7            Payments Upon Termination

(a)           Notwithstanding anything in this Agreement to the contrary, the fees, costs and expenses payable to the Manager pursuant to Article VII hereof shall be payable to the Manager upon, and with respect to, the termination of this Agreement pursuant to this Article IX.  All payments made pursuant to this Section 9.7(a) shall be made in accordance with Article VII hereof.

(b)           Upon termination of this Agreement pursuant to the event set forth in Section 9.2(a) hereof, the Company shall pay the Termination Fee to the Manager.  The Termination Fee shall be payable in eight (8) equal quarterly installments, with the first such installment being paid on or within five (5) Business Days of the last day of the Fiscal Quarter in which the Termination Fee Date occurs and each subsequent installment being paid on or within five (5) Business Days of the last day of each subsequent Fiscal Quarter, until such time as the Termination Fee is paid in full to the Manager. Any payments made pursuant to this Section 9.7(b) shall be made in U.S. dollars by wire transfer in immediately available funds to an account or accounts designated by the Manager from time to time.

(c)           Subject to Section 9.7(a) hereof, no termination fee shall be due or payable by the Company to the Manager upon termination of this Agreement pursuant to any of the events set forth in Section 9.2(b) to Section 9.2(e) hereof, inclusive.

ARTICLE X

INDEMNITY

Section 10.1         Indemnity

The Company shall indemnify, reimburse, defend and hold harmless the Manager and its Affiliates and their respective successors and permitted assigns, together with their respective employees, officers, members, managers, directors, agents and representatives (collectively the “Indemnified Parties”), from and against all losses (including lost profits), costs, damages, injuries, taxes, penalties, interests, expenses, obligations, claims and liabilities (joint or severable) of any kind or nature whatsoever (collectively “Losses”) that are Incurred by such

Indemnified Parties in connection with, relating to or arising out of (i) the breach of any term or condition of this Agreement, or (ii) the performance of any Services hereunder; provided, however, that the Company shall not be obligated to indemnify, reimburse, defend or hold harmless any Indemnified Party for any Losses Incurred, by such Indemnified Party in connection with, relating to or arising out of:

(a)           a breach by such Indemnified Party of this Agreement;

(b)           the gross negligence, willful misconduct, bad faith or reckless disregard of such Indemnified Party in the performance of any Services hereunder; or

(c)           fraudulent or dishonest acts of such Indemnified Party with respect to the Company or any of its Subsidiaries.

The rights of any Indemnified Party referred to above shall be in addition to any rights that such Indemnified Party shall otherwise have at law or in equity.

Without the prior written consent of the Company, no Indemnified Party shall settle, compromise or consent to the entry of any judgment in, or otherwise seek to terminate any, claim, action, proceeding or investigation in respect of which indemnification could be sought hereunder unless (a) such Indemnified Party indemnifies the Company from any liabilities arising out of such claim, action, proceeding or investigation, (b) such settlement, compromise or consent includes an unconditional release of the Company and Indemnified Party from all liability arising out of such claim, action, proceeding or investigation and (c) the parties involved agree that the terms of such settlement, compromise or consent shall remain confidential.

ARTICLE XI

LIMITATION OF LIABILITY OF THE MANAGER

Section 11.1         Limitation of Liability

The Manager shall not be liable for, and the Company shall not take, or permit to be taken, any action against the Manager to hold the Manager liable for, any error of judgment or mistake of law or for any loss suffered by the Company or its Subsidiaries (including, without limitation, by reason of the purchase, sale or retention of any security or assets) in connection with the performance of the Manager’s duties under this Agreement, except for a loss resulting from gross negligence, willful misconduct, bad faith or reckless disregard on the part of the Manager in the performance of its duties and obligations under this Agreement, or its fraudulent or dishonest acts with respect to the Company or any of its Subsidiaries.

Section 11.2         Reliance of Manager

The Manager may take and may act and rely upon:

(a)           the opinion or advice of legal counsel, which may be in-house counsel to the Company or the Manager, any U.S.-based law firm, or other legal counsel reasonably acceptable to the Board of Directors of the Company, in relation to the interpretation of this Agreement or any other document (whether statutory or otherwise) or generally in connection with the Company;

(b)           advice, opinions, statements or information from bankers, accountants, auditors, valuation consultants and other Persons consulted by the Manager who are in each case believed by the Manager in good faith to be expert in relation to the matters upon which they are consulted;

(c)           a document which the Manager believes in good faith to be the original or a copy of an appointment by the Company in respect of any Common Share or Allocation Share or by a holder of a Common Share Certificate or a holder of an Allocation Share Certificate in respect of a Common Share or an Allocation Share, in each case, of a Person to act as such Person’s agent for any purpose relating to the Company; and

(d)           any other document provided to the Manager in connection with the Company upon which it is reasonable for the Manager to rely.

The Manager shall not be liable for anything done, suffered or omitted by it in good faith in reliance upon such opinion, advice, statement, information or document.

ARTICLE XII

LEGAL ACTIONS

Section 12.1         Third Party Claims

(a)           The Manager shall notify the Company promptly of any claim made by any third party in relation to the assets of the Company and shall send to the Company any notice, claim, summons or writ served on the Manager concerning the Company.

(b)           The Manager shall not, without the prior written consent of the Board of Directors of the Company, purport to accept or admit any claims or liabilities of which it receives notification pursuant to Section 12.1(a) above on behalf of the Company or make any settlement or compromise with any third party in respect of the Company.

ARTICLE XIII

MISCELLANEOUS

Section 13.1         Obligation of Good Faith; No Fiduciary Duties

The Manager shall perform its duties under this Agreement in good faith and for the benefit of the Company. The relationship of the Manager to the Company is as an independent contractor and nothing in this Agreement shall be construed to impose on the Manager any express or implied fiduciary duties; provided, that the officers seconded to the Company pursuant hereto shall have the fiduciary duties imposed pursuant to the LLC Agreement.

Section 13.2         Binding Effect

This Agreement shall be binding upon, shall inure to the benefit of and be enforceable by the Parties hereto and their respective successors and permitted assigns.

Section 13.3         Compliance

(a)           The Manager shall (and must ensure that each of its officers, agents and employees) comply with any law, including the Federal Securities Laws and the securities laws of any applicable jurisdiction and the Nasdaq Global Market (or any successor thereto) rules and regulations, in each case, as in effect from time to time, to the extent that it concerns the functions of the Manager under this Agreement.

(b)           The Manager shall maintain management systems, policies and internal controls and procedures that reasonably ensure that the Manager and its employees comply with the terms and conditions of this Agreement, as well as comply with the internal policies, controls and procedures established by the Company from time to time, including, without limitation, those relating to trading policies, conflicts of interest and similar corporate governance measures.

Section 13.4         Effect of Termination; Survival

This Agreement shall be effective as of the date first above written and shall continue in full force and effect thereafter until termination hereof in accordance with Article IX.  The obligations of the Parties set forth in Articles VII, IX and X and Sections 8.2(c), 11.1, 13.4, 13.5, 13.7, 13.8, 13.9, 13.10, 13.17 and 13.19 hereof shall survive such termination of this Agreement, subject to applicable law.

Section 13.5         Notices

Any notice or other communication required or permitted under this Agreement shall be deemed to have been duly given (i) five (5) Business Days following deposit in the mails if sent by registered or certified mail, postage prepaid, (ii) when sent, if sent by facsimile transmission, if receipt thereof is confirmed by telephone, (iii) when delivered, if delivered personally to the intended recipient and (iv) two (2) Business Days following deposit with a nationally recognized overnight courier service, in each case addressed as follows:

If to the Company, to:

Attention:  Chief Executive Officer

Atlas Industries Holdings LLC

One Sound Shore Drive, Suite 302

Greenwich, CT  06830

Fax:         203-622-0151

with a copy (which shall not constitute notice) to its counsel:

Attention:  Christopher M. Zochowski

McDermott Will & Emery LLP

600 Thirteenth Street, N.W.

Washington, D.C. 20004

Fax:         202-756-8087

If to the Manager, to:

Attention:  Andrew M. Bursky

Atlas Industries Management LLC

One Sound Shore Drive, Suite 302

Greenwich, CT  06830

Fax:         203-622-0151

with a copy (which shall not constitute notice) to its counsel:

As to be determined by the Manager from time to time.

or to such other address or facsimile number as any such Party may, from time to time, designate in writing to all other Parties hereto, and any such communication shall be deemed to be given, made or served as of the date so delivered or, in the case of any communication delivered by mail, as of the date so received.

Section 13.6         Headings

The headings in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

Section 13.7         Applicable Law

This Agreement, the legal relations between and among the Parties and the adjudication and the enforcement thereof shall be governed by and interpreted and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

Section 13.8         Submission to Jurisdiction; Waiver of Jury Trial

Subject to Section 13.19 hereof, each of the Parties hereby irrevocably acknowledges and consents that any legal action or proceeding brought with respect to any of the obligations arising under or relating to this Agreement may be brought in the courts of the State of New York, County of New York or in the United Stales District Court for the Southern District of New York and each of the Parties hereby irrevocably submits to and accepts with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. Each Party hereby further irrevocably waives any claim that any such courts lack jurisdiction over such Party, and agrees not to plead or claim, in any legal action or proceeding with respect to this Agreement or the transactions contemplated hereby brought in any of the aforesaid courts, that any such court lacks jurisdiction over such Party. Each Party irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party, at its address for notices set forth in Section 13.5 hereof, such service to become effective ten (10) days after such mailing.  Each Party hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other documents contemplated hereby that service of process was in any way invalid or ineffective. The foregoing shall not limit the rights of any Party to serve process in any other manner permitted by applicable law.  The foregoing consents to jurisdiction shall not constitute general consents to service of process in the State of New York for any purpose except as provided above and shall not be deemed to confer rights on any Person other than the respective Parties.

Each of the Parties hereby waives any right it may have under the laws of any jurisdiction to commence by publication any legal action or proceeding with respect this Agreement. To the fullest extent permitted by applicable law, each of the Parties hereby irrevocably waives the objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement in any of the courts referred to in this Section 13.8 and hereby further irrevocably waives and agrees not to plead or claim that any such court is not a convenient forum for any such suit, action or proceeding.

The Parties agree that any judgment obtained by any Party or its successors or assigns in any action, suit or proceeding referred to above may, in the discretion of such Party (or its successors or assigns), be enforced in any jurisdiction, to the extent permitted by applicable law.

The Parties agree that the remedy at law for any breach of this Agreement may be inadequate and that should any dispute arise concerning any matter hereunder, this Agreement shall be enforceable in a court of equity by an injunction or a decree of specific performance. Such remedies shall, however, be cumulative and nonexclusive, and shall be in addition to any other remedies which the Parties may have.

Each Party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation as between the Parties directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated hereby or disputes relating hereto. Each Party (i) certifies that no representative, agent or attorney of any other Party has represented, expressly or otherwise, that such other Party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other Parties have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 13.8.

Section 13.9         Amendment; Waivers

No term or condition of this Agreement may be amended, modified or waived without the prior written consent of the Party against whom such amendment, modification or waiver will be enforced; provided, that any amendment of Article VII or Sections 8.2 or 8.4 hereof shall not be effective as to any Party hereto unless such amendment was authorized and approved by the Compensation Committee.  Any waiver granted hereunder shall be deemed a specific waiver relating only to the specific event giving rise to such waiver and not as a general waiver of any term or condition hereof.

Section 13.10       Remedies to Prevailing Party

If any action at law or equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled.

Section 13.11       Severability

Each provision of this Agreement is intended to be severable from the others so that if, any provision or term hereof is illegal, invalid or unenforceable for any reason whatsoever, such illegality, invalidity or unenforceability shall not affect or impair the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Management Fee described in Article VII hereof are not severable.

Section 13.12       Benefits Only to Parties

Nothing expressed by or mentioned in this Agreement is intended or shall be construed to give any Person other than the Parties and their respective successors or permitted assigns and the Indemnified Parties, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the Parties and their respective successors and permitted assigns, and for the benefit of no other Person.

Section 13.13       Further Assurances

Each Party hereto shall take any and all such actions, and execute and deliver such further agreements, consents, instruments and any other documents as may be necessary from time to time to give effect to the provisions and purposes of this Agreement.

Section 13.14       No Strict Construction

The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by all Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

Section 13.15       Entire Agreement

This Agreement constitutes the sole and entire agreement of the Parties with regards to the subject matter of this Agreement. Any written or oral agreements, statements, promises, negotiations or representations not expressly set forth in this Agreement are of no force and effect.

Section 13.16       Assignment

This Agreement shall not be assignable by either party except by the Manager to any Person with which the Manager may merge or consolidate or to which the Manager transfers substantially all of its assets, and then only in the event that such assignee assumes all of the obligations to the Company and the Subsidiaries of the Company hereunder.

Section 13.17       Confidentiality

(a)           The Manager shall not, and the Manager shall cause its Affiliates and their respective agents and representatives not to, at any time from and after the date of this Agreement, directly or indirectly, disclose or use any confidential or proprietary information, including Company Information, involving or relating to (x) the Company, including any information contained in the books and records of the Company and (y) the Company’s Subsidiaries, including any information contained in the books and records of any such Subsidiaries; provided, however, that disclosure and use of any information shall be permitted (i) with the prior written consent of the Company, (ii) as, and to the extent, expressly permitted by this Agreement, any Offsetting Management Services Agreement, any Transaction Services Agreement or any other agreement between the Manager and the Company or any of the Company’s Subsidiaries (but only to the extent that such information relates to such Subsidiaries), (iii) as, and solely to the extent, necessary or required for the performance by the Manager, any of its Affiliates or its delegates, of any of their respective obligations under this Agreement, (iv) as, and to the extent, necessary or required in the operation of the Company’s business or operations in the Ordinary Course of Business, (v) to the extent such information is generally available to, or known by, the public or otherwise has entered the public domain (other than as a result of disclosure in violation of this Section 13.17 by the Manager or any of its Affiliates), (vi) as, and to the extent, necessary or required by any governmental order, applicable law or any governmental authority, subject to Section 13.17(d), and (vii) as, and to the extent, necessary or required or reasonably appropriate in connection with the enforcement of any right or remedy relating to this Agreement, any Offsetting Management Services Agreement, any Transaction Services Agreement or any other agreement between the Manager and the Company or any of the Company’s Subsidiaries.

(b)           The Manager shall produce and implement policies and procedures that are reasonably designed to ensure compliance by the Manager’s directors, officers, employees, agents and representatives with the requirements of this Section 13.17.

(c)           For the avoidance of doubt, confidential information includes business plans, financial information, operational information, strategic information, legal strategies or legal analysis, formulas, production processes, lists, names, research, marketing, sales information and any other information similar to any of the foregoing or serving a purpose similar to any of the foregoing with respect to the business or operations of the Company or any of its Subsidiaries.  However, the Parties are not required to mark or otherwise designate information as “confidential or proprietary information,” “confidential” or “proprietary” in order to receive the benefits of this Section 13.17.

(d)           In the event that the Manager is required by governmental order, applicable law or any governmental authority to disclose any confidential information of the Company or any of its Subsidiaries that is subject to the restrictions of this Section 13.17, the Manager shall (i) notify the Company or any of its Subsidiaries in writing as soon as possible, unless it is otherwise affirmatively prohibited by such governmental order, applicable law or such governmental authority from notifying the Company or any such Subsidiaries, as the case may be, (ii) cooperate with the Company or any such Subsidiaries to preserve the confidentiality of such confidential information consistent with the requirements of such governmental order, applicable law or such governmental authority and (iii) use its reasonable best efforts to limit any such disclosure to the minimum disclosure necessary or required to comply with such governmental order, applicable law or such governmental authority, in each case, at the cost and expense of the Company.

(e)           Nothing in this Section 13.17 shall prohibit the Manager from keeping or maintaining any copies of any records, documents or other information that may contain information that is otherwise subject to the requirements of this Section 13.17, subject to its compliance with this Section 13.17.

(f)            The Manager shall be responsible for any breach or violation of the requirements of this Section 13.17 by any of its agents or representatives.

Section 13.18       Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

Section 13.19         Dispute Resolution

All disputes arising out of this Agreement or relating to the performance of either Party of its obligations hereunder, which disputes the Parties are unable to resolve directly between themselves, shall be settled by arbitration in New York, New York (unless the Manager and the Company agree upon another location) before three arbitrators in accordance with the rules then in effect of the American Arbitration Association.

*              *              *

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above,

ATLAS INDUSTRIES MANAGEMENT LLC

By:
Name:	Andrew M. Bursky
Title:	Managing Member

ATLAS INDUSTRIES HOLDINGS LLC

By:
Name:	Richard C. Gozon
Title:	Lead Independent Director

SCHEDULE 1

Acquisition and Disposition Criteria

SCHEDULE 2

Transaction Fee

EXHIBIT A

Form of Offsetting Management Services Agreement

FORM OF

MANAGEMENT SERVICES AGREEMENT

BY AND BETWEEN

AND

ATLAS INDUSTRIES MANAGEMENT LLC

Dated as of __________, 20__

i

TABLE OF CONTENTS

(continued)

ii

MANAGEMENT SERVICES AGREEMENT (as amended, revised, supplemented or otherwise modified from time to time, this “Agreement”), dated as of _________, 20__, by and between ______________________, a ________________ (the “Company”), and Atlas Industries Management LLC, a Delaware limited liability company (the “Manager”).  Each party hereto shall be referred to as, individually, a “Party” and, collectively, the “Parties”.

WHEREAS, the Board of Directors has determined that it would be in the best interests of the Company to appoint the Manager to perform the Services (as such term is defined herein) and, therefore, the Company has agreed to appoint the Manager to perform the Services on the terms and subject to the conditions set forth herein;

WHEREAS, the Manager has agreed to act as Manager and to perform the Services on the terms and subject to the conditions set forth herein;

WHEREAS, the Manager also acts as an external manager for Atlas Industries Holdings LLC, the Company’s parent entity (the “Parent”), pursuant to the Managment Services Agreement by and between Parent and the Manager, dated as of ______________, 2007 (the “Parent MSA”); and

WHEREAS, this Agreement is an “Offsetting Management Services Agreement” as defined and referenced in the Parent MSA.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereto agree as follows:

ARTICLE I

definitions

Section 1.1            Definitions

For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(i)            the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

(ii)           any reference to an “Article,” “Section” or an “Exhibit” refers to an Article, Section or an Exhibit, as the case may be, of this Agreement; and

(iii)          the words “herein,” “hereinafter,” “hereof,” “hereto and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision:

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“Affiliate” means, with respect to any Person, (i) any Person directly or indirectly controlling, controlled by or under common control with such Person or (ii) any officer, director, general member, member or trustee of such Person. For purposes of this definition, the terms “controlling,” “controlled by” or “under common control with” shall mean, with respect to any Persons, the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the directors, managers, general members, or Persons exercising similar authority with respect to such Person.

“Agreement” has the meaning set forth in the preamble of this Agreement.

“Board of Directors” means the Board of Directors of the Company or any committee thereof that has been duly authorized by the Board of Directors to make a decision on the matter in question or bind the Company as to the matter in question.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banks in The City of New York are required, permitted or authorized, by applicable law or executive order, to be closed for regular banking business.

“Commencement Date” means the date of the closing of the IPO by the Parent.

“Common Shares” has the meaning set forth in the LLC Agreement.

“Company” has the meaning set forth in the preamble of this Agreement.

“Company Information” means any information concerning the Company or any of the Subsidiaries of the Company and their respective financial condition, business or operations that (i) relates to earnings, (ii) is competitively sensitive, (iii) relates to trade secrets, (iv) is proprietary or (v) is similar to any of the foregoing information.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Federal Securities Laws” means, collectively, the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder.

“Fiscal Quarter” means each fiscal quarter of the Company for purposes of the Parent’s reporting obligations under the Exchange Act.

“Fiscal Year” means each fiscal year of the Company for purposes of the Parent’s reporting obligations under the Exchange Act.

“GAAP” means generally accepted accounting principles in effect in the United States, consistently applied.

“Gross Income” has the meaning set forth in Section 61(a) of the Internal Revenue Code of 1986, as amended.

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“Incur” means, with respect to any Indebtedness or other obligation of a Person, to create, issue, acquire (by conversion, exchange or otherwise), assume, suffer, guarantee or otherwise become liable in respect of such Indebtedness or other obligation.

“Indebtedness” means, with respect to any Person, (i) any liability for borrowed money, or under any reimbursement obligation relating to a letter of credit, (ii) all indebtedness (including bond, note, debenture, purchase money obligation or similar instrument) for the acquisition of any businesses, properties or assets of any kind (other than property, including inventory, and services purchased, trade payables, other expenses accruals and deferred compensation items arising in the Ordinary Course of Business), (iii) all obligations under leases that have been or should be, in accordance with GAAP, recorded as capital leases, (iv) any liabilities of others described in the preceding clauses (i) to (iii) (inclusive) that such Person has guaranteed or for which such Person is otherwise legally obligated, and (v) (without duplication) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (i) through (iv) above.

“Indemnified Parties” has the meaning set forth in Article IX hereof.

“Investment Advisers Act” means the Investment Advisers Act of 1940, as amended.

“IPO” means the initial public offering of Common Shares by the Parent, closing on the date hereof.

“LLC Agreement” means the ________ Amended and Restated Operating Agreement of the Parent, dated as of ________, 2007, including all exhibits and schedules attached thereto, as may be amended, revised, supplemented or otherwise modified from time to time.

“Losses” has the meaning set forth in Article IX hereof.

“Management Fee” has the meaning set forth in Section 7.1(a) hereof.

“Management Fee Payment Date” means the last Business Day of each Fiscal Quarter or, in the case of the Fiscal Quarter in which this Agreement is terminated, the Termination Date.

“Manager” has the meaning set forth in the preamble of this Agreement.

“Non-Critical Services” means any Services other than the Services for which the Manager was engaged by the Company in light of the experience and expertise of the employees of the Manager.

“Offsetting Management Fees” has the meaning specified in the Parent MSA.

“Offsetting Management Services Agreement” has the meaning specified in the Parent MSA.

“Ordinary Course of Business” means, with respect to any Person, an action taken by such Person if such action is (i) consistent with the past practices of such Person and is taken in the normal day-to-day business or operations of such Person and (ii) which is not required to be specifically authorized or approved by the board of directors of such Person.

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“Parent” has the meaning set forth in the recitals to this Agreement.

“Parent Management Fee” has the meaning set forth in Section 7.1(a) hereof.

“Parent MSA” has the meaning set forth in the recitals to this Agreement.

“Party” and “Parties” have the meaning set forth in the preamble of this Agreement.

“Person” means any individual, company (whether general or limited), limited liability company, corporation, trust, estate, association, nominee or other entity.

“Quarterly Fee Amount” has the meaning set forth in Section 7.1(a) hereof.

“Securities Act” means the Securities Act of 1933, as amended.

“Services” has the meaning set forth in Section 3.1(b) hereof.

“Subsidiary” means, with respect to any Person, any corporation, company, joint venture, limited liability company, association or other entity in which such Person owns, directly or indirectly, more than 50% of the outstanding voting equity securities or interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such entity.

“Termination Fee” means the amount equal to the product of (i) the Quarterly Fee Amount multiplied by (ii) eight (8).

“Termination Date” means the date upon which this Agreement is terminated pursuant Article VIII hereof.

ARTICLE II

APPOINTMENT OF THE MANAGER

Section 2.1            Appointment

The Company hereby agrees to, and hereby does, appoint the Manager to perform the Services as set forth in Section 3.1 herein and in accordance with the terms and conditions of this Agreement.

Section 2.2                                   Term

The Manager shall provide Services to the Company from the Commencement Date until the termination of this Agreement in accordance with Article VIII hereof.

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ARTICLE III

OBLIGATIONS OF THE PARTIES

Section 3.1                                   Obligations of the Manager

(a)           Subject always to the oversight and supervision of the Board of Directors and the terms and conditions of this Agreement, the Manager shall during the term of this Agreement perform the Services as set forth in Section 3.1(b) below and comply with the operational objectives and business plans of the Company in existence from time to time. The Company shall promptly provide the Manager with all stated operational objectives and business plans of the Company approved by the Board of Directors and any other available information reasonably requested by the Manager.

(b)           The Manager agrees and covenants that it shall perform, or cause to be performed, the following services hereunder (as may be modified from time to time pursuant to Section 3.3 hereof, the “Services”):

(i)            conduct general and administrative supervision and oversight of the Company’s day-to-day business and operations, including, but not limited to, recruiting and hiring of personnel, administration of personnel and personnel benefits, development of administrative policies and procedures, establishment and management of banking services, managing and arranging for the maintaining of liability insurance, arranging for equipment rental, maintenance of all necessary permits and licenses, acquisition of any additional licenses and permits that become necessary, participation in risk management policies and procedures; and

(ii)           oversee and consult with respect to the Company’s business and operational strategies, the implementation of such strategies and the evaluation of such strategies, including, but not limited to, strategies with respect to capital expenditure and expansion programs, acquisitions or dispositions and product or service lines.

(d)           In connection with the performance of the Services under this Agreement, the Manager shall have all necessary power and authority to perform, or cause to be performed, such Services on behalf of the Company.

(e)           In connection with the performance of its obligations under this Agreement, the Manager is not permitted to engage in any activities that would cause it to become an “investment adviser” as defined in Section 202(a)(11) of the Investment Advisers Act, or any successor provision thereto.

(f)            While the Manager is providing the Services under this Agreement, the Manager shall also be permitted to provide services, including services similar to the Services covered hereby, to other Persons, including Affiliates of the Manager.  This Agreement and the Manager’s obligation to provide the Services under this Agreement shall not create an exclusive relationship between the Manager and its Affiliates, on the one hand, and the Company and its Subsidiaries, on the other.

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Section 3.2            Obligations of the Company

(a)           The Company shall, and the Company shall cause its Subsidiaries to, do all things reasonably necessary on their part as requested by the Manager consistent with the terms of this Agreement to enable the Company to fulfill its obligations under this Agreement.

(b)           The Company shall, and the Company shall cause its Subsidiaries to, take reasonable steps to ensure that:

(i)            the officers and employees of the Company and its Subsidiaries, as the case may be, act in accordance with the terms of this Agreement and the reasonable directions of the Manager in fulfilling the Manager’s obligations hereunder and allowing the Manager to exercise its powers and rights hereunder; and

(ii)           the Company and its Subsidiaries provide to the Manager all reports (including monthly management reports and all other relevant reports) that the Manager may reasonably require and on such dates as the Manager may reasonably require.

Section 3.3            Change of Services

(a)           The Company and the Manager shall have the right at any time during the term of this Agreement to change the Services provided by the Manager and such changes shall in no way otherwise affect the rights or obligations of any Party hereunder.

(b)           Any change in the Services shall be authorized in writing and evidenced by an amendment to this Agreement, as provided in Section 12.9 hereof.  Unless otherwise agreed in writing, the provisions of this Agreement shall apply to all changes in the Services.

ARTICLE IV

POWERS OF THE MANAGER

Section 4.1                                   Powers of the Manager

(a)           The Manager shall have no power to enter into any contract for or on behalf of the Company or otherwise subject it to any obligation, such power to be the sole right and obligation of the Company, acting through its Board of Directors and/or the Company’s officers.

(b)           Subject to Section 4.2 and for purposes other than to delegate its duties and powers to perform the Services hereunder, the Manager shall have the power to engage any agents (including real estate agents and managing agents), valuers, contractors and advisors (including operational, accounting, financial, tax and legal advisors) that it deems necessary or desirable in connection with the performance of its obligations hereunder, which costs therefor shall be subject to reimbursement in accordance with Section 7.2 hereto.

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Section 4.2            Delegation

The Manager may delegate or appoint:

(a)           Any of its Affiliates as its agent, at its own cost and expense, to perform any or all of the Services hereunder; or

(b)           Any Person, whether or not an Affiliate of the Manager, as its agent, at its own cost and expense, to perform those Services hereunder which, in the sole discretion of the Manager, are Non-Critical Services;

provided, however, that, in each case, the Manager shall not be relieved of any of its obligations or duties owed to the Company hereunder as a result of such delegation. The Manager shall be permitted to share Company Information with its appointed agents subject to appropriate, reasonable and customary confidentiality arrangements.  For the avoidance of doubt, any reference to Manager herein shall include its delegates or appointees pursuant to this Section 4.2.

Section 4.3            Manager’s Obligations, Duties and Powers Exclusive

The Company agrees that during the term of this Agreement, the obligations, duties and powers imposed on and granted to the Manager under Article III and this Article IV are to be performed or held exclusively by the Manager, subject to Section 4.2 hereof, and the Company shall not, either directly or indirectly, through its employees, Board of Directors or any other Person, as the case may be, perform any of the Services except in circumstances where it is necessary to do so to comply with applicable law or as otherwise agreed by the Manager.

ARTICLE V

INSPECTION OF RECORDS

Section 5.1                                   Books and Records of the Company

At all reasonable times and on reasonable notice, the Manager and any Person authorized by the Manager shall have access to, and the right to inspect, for any reasonable purpose, during the term of this Agreement and for a period of five (5) years after termination hereof, the books, records and data stored in computers and all documentation of the Company pertaining to all Services performed, or to be performed, by the Manager or the Management Fee paid, or to be paid, by the Company to the Manager, in each case, hereunder.  There shall be no cost or expense charged by any Party to another Party pursuant to the exercise of any right under this Section 5.1.

Section 5.2                                   Books and Records of the Manager

At all reasonable times and on reasonable notice, the Company and any Person authorized by the Company shall have access to, and the right to inspect the books, records and data stored in computers and all documentation of the Manager pertaining to all Services performed, or to be performed, by the Manager or the Management Fee paid, or to be paid, by the Company to the Manager, in each case, hereunder. There shall be no cost or expense charged by any Party to another Party pursuant to the exercise of any right under this Section 5.2.

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ARTICLE VI

AUTHORITY OF THE COMPANY
AND THE MANAGER

Each Party represents and warrants to the other that it is duly authorized with full power and authority to execute, deliver and perform its obligations and duties under this Agreement. The Company represents and warrants that the engagement of the Manager has been duly authorized by the Board of Directors and is in accordance with all governing documents of the Company.

ARTICLE VII

MANAGEMENT FEE; Expenses

Section 7.1                                   Management Fee

(a)           Obligation.  Subject to the terms and conditions set forth in this Section 7.1, for the term of this Agreement, as payment to the Manager for performing Services hereunder during any Fiscal Quarter or any part thereof, the Company shall pay a quarterly management fee (the “Management Fee”) to the Manager on each Management Fee Payment Date equal to $_________ per quarter (the “Quarterly Fee Amount”); provided, however, that (i) with respect to the Fiscal Quarter in which the Commencement Date occurs, the Management Fee with respect to such Fiscal Quarter or part thereof shall be equal to the product of (x) the Quarterly Management Fee, multiplied by (y) a fraction, the numerator of which is the number of days from and including the Commencement Date to and including the last day of such Fiscal Quarter and the denominator of which is the number of days in such Fiscal Quarter, (ii) with respect to the Fiscal Quarter in which this Agreement is terminated, the Management Fee with respect to such Fiscal Quarter or part thereof shall be equal to the product of (x) the Quarterly Management Fee, multiplied by (y) a fraction, the numerator of which is the number of days from and including the first day of such Fiscal Quarter to but excluding the date upon which this Agreement is terminated and the denominator of which is the number of days in such Fiscal Quarter, (iii) if the aggregate amount of Management Fees paid or to be paid by the Company, together with all other management fees paid or to be paid by all other Subsidiaries of the Parent to the Manager, in each case, with respect to any Fiscal Year exceeds, or is expected to exceed, 9.5% of the Parent’s Gross Income with respect to such Fiscal Year, then the Manager agrees that the Management Fee to be paid by the Company for any remaining Fiscal Quarters in such Fiscal Year shall be reduced, on a pro rata basis determined by reference to the management fees to be paid to the Manager by all of the Subsidiaries of the Parent, until the aggregate amount of the Management Fee paid or to be paid by the Company, together with all other management fees paid or to be paid by all other Subsidiaries of the Parent to the Manager, in each case, with respect to such Fiscal Year, does not exceed 9.5% of the Parent’s Gross Income with respect to such Fiscal Year, and (iv) if the aggregate amount the Management Fee paid or to be paid by the Company, together with all other management fees paid or to be paid by all other Subsidiaries of the Parent to the Manager, in each case, with respect to any Fiscal Quarter exceeds, or is expected to exceed, the aggregate amount of the management fee (before any adjustment thereto) calculated and payable under the Parent MSA (the “Parent Management Fee”) with respect to

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such Fiscal Quarter, then the Manager agrees that the Management Fee to be paid by the Company for such Fiscal Quarter shall be reduced, on a pro rata basis, until the aggregate amount of the Management Fee paid or to be paid by the Company, together with all other management fees paid or to be paid by all other Subsidiaries of the Parent to the Manager, in each case, with respect to such Fiscal Quarter, does not exceed the Parent Management Fee calculated and payable with respect to such Fiscal Quarter.  The Management Fee shall be paid in U.S. dollars by wire transfer in immediately available funds to an account or accounts designated by the Manager from time to time.

(b)           Sufficient Liquidity.  If the Company does not have sufficient liquid assets to timely pay the entire amount of the Management Fee due on any Management Fee Payment Date, the Company shall liquidate assets or Incur Indebtedness in order to pay such Management Fee in full on such Management Fee Payment Date.

Section 7.2            Reimbursement of Expenses

(a)           Subject to paragraph (b) of this Section 7.2, the Company shall reimburse the Manager for all costs and expenses of the Company, including all out-of-pocket costs and expenses, that are actually Incurred by the Manager or its Affiliates on behalf of the Company in connection with performing Services hereunder, and all costs and expenses the reimbursement of which is specifically approved by the Board of Directors.

(b)           Notwithstanding the foregoing or anything else to the contrary herein, neither the Company nor any Subsidiary of the Company shall be obligated or responsible for reimbursing or otherwise paying for any costs or expenses relating to the Manager’s overhead or to the Manager’s conduct or maintenance of its business and operations as a provider of management services.

(c)           Any such reimbursement shall be made upon demand by the Manager in U.S. dollars by wire transfer in immediately available funds to an account or accounts designated by the Manager from time to time.

ARTICLE VIII

TErmination; RESIGNATION AND REMOVAL OF THE MANAGER

Section 8.1                                   Resignation by the Manager

The Manager may resign at any time upon sixty (60) days’ prior written notice to the Company, which right shall not be contingent upon the finding of a replacement manager.  However, if the Manager resigns, until the date on which the resignation becomes effective, the Manager shall, upon request of the Board of Directors, use reasonable efforts to assist the Board of Directors to find a replacement manager at no cost and expense to the Company.

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Section 8.2            Removal of the Manager

The Manager may be removed by the Company at any time upon sixty (60) days’ prior written notice to the Manager, which right shall not be contingent upon the finding of a replacement manager.

Section 8.3            Termination

Subject to Section 12.4, this Agreement shall terminate upon the effective date of the resignation or removal of the Manager in accordance with Sections 8.1 or 8.2 hereof.

Section 8.4            Directions

After a written notice of termination has been given under this Article VIII, the Company may direct the Manager to undertake any actions necessary to transfer any aspect of the ownership or control of the assets of the Company to the Company or to any nominee of the Company and to do all other things necessary to bring the appointment of the Manager to an end, and the Manager shall comply with all such reasonable directions. In addition, the Manager shall, at the Company’s expense, deliver to any new manager or the Company any books or records held by the Manager under this Agreement and shall execute and deliver such instruments and do such things as may reasonably be required to permit new management of the Company to effectively assume its responsibilities.

Section 8.5            Payments Upon Termination

Notwithstanding anything in this Agreement to the contrary, the fees, costs and expenses payable to the Manager pursuant to Article VII hereof shall be payable to the Manager upon, and with respect to, the termination of this Agreement pursuant to this Article VIII.  All payments made pursuant to this Section 8.5 shall be made in accordance with Article VII hereof.

ARTICLE IX

INDEMNITY

The Company shall indemnify, reimburse, defend and hold harmless the Manager and its Affiliates and their respective successors and permitted assigns, together with their respective employees, officers, members, managers, directors, agents and representatives (collectively the “Indemnified Parties”), from and against all losses (including lost profits), costs, damages, injuries, taxes, penalties, interests, expenses, obligations, claims and liabilities (joint or severable) of any kind or nature whatsoever (collectively “Losses”) that are Incurred by such Indemnified Parties in connection with, relating to or arising out of (i) the breach of any term or condition of this Agreement, or (ii) the performance of any Services hereunder; provided, however, that the Company shall not be obligated to indemnify, reimburse, defend or hold harmless any Indemnified Party for any Losses Incurred, by such Indemnified Party in connection with, relating to or arising out of:

(a)           a breach by such Indemnified Party of this Agreement;

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(b)           the gross negligence, willful misconduct, bad faith or reckless disregard of such Indemnified Party in the performance of any Services hereunder; or

(c)           fraudulent or dishonest acts of such Indemnified Party with respect to the Company or any of its Subsidiaries.

The rights of any Indemnified Party referred to above shall be in addition to any rights that such Indemnified Party shall otherwise have at law or in equity.

Without the prior written consent of the Company, no Indemnified Party shall settle, compromise or consent to the entry of any judgment in, or otherwise seek to terminate any, claim, action, proceeding or investigation in respect of which indemnification could be sought hereunder unless (a) such Indemnified Party indemnifies the Company from any liabilities arising out of such claim, action, proceeding or investigation, (b) such settlement, compromise or consent includes an unconditional release of the Company and Indemnified Party from all liability arising out of such claim, action, proceeding or investigation and (c) the parties involved agree that the terms of such settlement, compromise or consent shall remain confidential.

ARTICLE X

LIMITATION OF LIABILITY OF THE MANAGER

Section 10.1                            Limitation of Liability

The Manager shall not be liable for, and the Company shall not take, or permit to be taken, any action against the Manager to hold the Manager liable for, any error of judgment or mistake of law or for any loss suffered by the Company or its Subsidiaries (including, without limitation, by reason of the purchase, sale or retention of any security or assets) in connection with the performance of the Manager’s duties under this Agreement, except for a loss resulting from gross negligence, willful misconduct, bad faith or reckless disregard on the part of the Manager in the performance of its duties and obligations under this Agreement, or its fraudulent or dishonest acts with respect to the Company or any of its Subsidiaries.

Section 10.2         Reliance of Manager

The Manager may take and may act and rely upon:

(a)           the opinion or advice of legal counsel, which may be in-house counsel to the Company or the Manager, any U.S.-based law firm, or other legal counsel reasonably acceptable to the Board of Directors, in relation to the interpretation of this Agreement or any other document (whether statutory or otherwise) or generally in connection with the Company;

(b)           advice, opinions, statements or information from bankers, accountants, auditors, valuation consultants and other Persons consulted by the Manager who are in each case believed by the Manager in good faith to be expert in relation to the matters upon which they are consulted; and

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(c)           any other document provided to the Manager in connection with the Company upon which it is reasonable for the Manager to rely.

The Manager shall not be liable for anything done, suffered or omitted by it in good faith in reliance upon such opinion, advice, statement, information or document.

ARTICLE XI

LEGAL ACTIONS

Section 11.1                            Third Party Claims

(a)           The Manager shall notify the Company promptly of any claim made by any third party in relation to the assets of the Company and shall send to the Company any notice, claim, summons or writ served on the Manager concerning the Company.

(b)           The Manager shall not, without the prior written consent of the Board of Directors, purport to accept or admit any claims or liabilities of which it receives notification pursuant to Section 11.1(a) above on behalf of the Company or make any settlement or compromise with any third party in respect of the Company.

ARTICLE XII

MISCELLANEOUS

Section 12.1                            Obligation of Good Faith; No Fiduciary Duties

The Manager shall perform its duties under this Agreement in good faith and for the benefit of the Company. The relationship of the Manager to the Company is as an independent contractor and nothing in this Agreement shall be construed to impose on the Manager any express or implied fiduciary duties.

Section 12.2         Binding Effect

This Agreement shall be binding upon, shall inure to the benefit of and be enforceable by the Parties hereto and their respective successors and permitted assigns.

Section 12.3         Compliance

(a)           The Manager shall (and must ensure that each of its officers, agents and employees) comply with any law, including the Federal Securities Laws and the securities laws of any applicable jurisdiction, in each case, as in effect from time to time, to the extent that it concerns the functions of the Manager under this Agreement.

(b)           The Manager shall maintain management systems, policies and internal controls and procedures that reasonably ensure that the Manager and its employees comply with the terms and conditions of this Agreement, as well as comply with the internal policies, controls and procedures established by the Company from time to time, including, without limitation, those relating to trading policies, conflicts of interest and similar corporate governance measures.

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Section 12.4         Effect of Termination; Survival

This Agreement shall be effective as of the date first above written and shall continue in full force and effect thereafter until termination hereof in accordance with Article VIII.  The obligations of the Company set forth in Articles VII, VIII and IX and Sections 10.1, 12.5, 12.7, 12.8, 12.9, 12.17 and 12.20 hereof shall survive such termination of this Agreement, subject to applicable law.

Section 12.5         Notices

Any notice or other communication required or permitted under this Agreement shall be deemed to have been duly given (i) five (5) Business Days following deposit in the mails if sent by registered or certified mail, postage prepaid, (ii) when sent, if sent by facsimile transmission, if receipt thereof is confirmed by telephone, (iii) when delivered, if delivered personally to the intended recipient and (iv) two (2) Business Days following deposit with a nationally recognized overnight courier service, in each case addressed as follows:

If to the Company, to:

Attention:  Chief Executive Officer

[________________________________]

[ADDRESS]

[ADDRESS]

Fax:         __________________________

with a copy (which shall not constitute notice) to its counsel:

Attention:  Christopher M. Zochowski

McDermott Will & Emery LLP

600 Thirteenth Street, N.W.

Washington, D.C. 20004

Fax:         202-756-8087

If to the Manager, to:

Attention:  Andrew M. Bursky

Atlas Industries Management LLC

One Sound Shore Drive, Suite 302

Greenwich, CT  06830

Fax:         203-622-0151

with a copy (which shall not constitute notice) to its counsel:

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As to be determined by the Manager from time to time.

or to such other address or facsimile number as any such Party may, from time to time, designate in writing to all other Parties hereto, and any such communication shall be deemed to be given, made or served as of the date so delivered or, in the case of any communication delivered by mail, as of the date so received.

Section 12.6         Headings

The headings in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

Section 12.7         Applicable Law

This Agreement, the legal relations between and among the Parties and the adjudication and the enforcement thereof shall be governed by and interpreted and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

Section 12.8         Submission to Jurisdiction; Waiver of Jury Trial

Subject to Section 12.20 hereof, each of the Parties hereby irrevocably acknowledges and consents that any legal action or proceeding brought with respect to any of the obligations arising under or relating to this Agreement may be brought in the courts of the State of New York, County of New York or in the United Stales District Court for the Southern District of New York and each of the Parties hereby irrevocably submits to and accepts with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. Each Party hereby further irrevocably waives any claim that any such courts lack jurisdiction over such Party, and agrees not to plead or claim, in any legal action or proceeding with respect to this Agreement or the transactions contemplated hereby brought in any of the aforesaid courts, that any such court lacks jurisdiction over such Party. Each Party irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party, at its address for notices set forth in Section 12.5 hereof, such service to become effective ten (10) days after such mailing.  Each Party hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other documents contemplated hereby that service of process was in any way invalid or ineffective. The foregoing shall not limit the rights of any Party to serve process in any other manner permitted by applicable law.  The foregoing consents to jurisdiction shall not constitute general consents to service of process in the State of New York for any purpose except as provided above and shall not be deemed to confer rights on any Person other than the respective Parties.

Each of the Parties hereby waives any right it may have under the laws of any jurisdiction to commence by publication any legal action or proceeding with respect this Agreement. To the fullest extent permitted by applicable law, each of the Parties hereby irrevocably waives the objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement in any of the courts referred to in this Section 13.8 and hereby further irrevocably waives and agrees not to plead or claim that any such court is not a convenient forum for any such suit, action or proceeding.

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The Parties agree that any judgment obtained by any Party or its successors or assigns in any action, suit or proceeding referred to above may, in the discretion of such Party (or its successors or assigns), be enforced in any jurisdiction, to the extent permitted by applicable law.

The Parties agree that the remedy at law for any breach of this Agreement may be inadequate and that should any dispute arise concerning any matter hereunder, this Agreement shall be enforceable in a court of equity by an injunction or a decree of specific performance. Such remedies shall, however, be cumulative and nonexclusive, and shall be in addition to any other remedies which the Parties may have.

Each Party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation as between the Parties directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated hereby or disputes relating hereto. Each Party (i) certifies that no representative, agent or attorney of any other Party has represented, expressly or otherwise, that such other Party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other Parties have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 13.8.

Section 12.9         Amendment; Waivers

No term or condition of this Agreement may be amended, modified or waived without the prior written consent of the Party against whom such amendment, modification or waiver will be enforced.  Any waiver granted hereunder shall be deemed a specific waiver relating only to the specific event giving rise to such waiver and not as a general waiver of any term or condition hereof.

Section 12.10       Remedies to Prevailing Party

If any action at law or equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled.

Section 12.11       Severability

Each provision of this Agreement is intended to be severable from the others so that if, any provision or term hereof is illegal, invalid or unenforceable for any reason whatsoever, such illegality, invalidity or unenforceability shall not affect or impair the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Management Fee described in Article VII hereof are not severable.

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Section 12.12       Benefits Only to Parties

Nothing expressed by or mentioned in this Agreement is intended or shall be construed to give any Person, other than the Parties and their respective successors or permitted assigns and the Indemnified Parties, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the Parties and their respective successors and permitted assigns, and for the benefit of no other Person.

Section 12.13       Further Assurances

Each Party hereto shall take any and all such actions, and execute and deliver such further agreements, consents, instruments and any other documents as may be necessary from time to time to give effect to the provisions and purposes of this Agreement.

Section 12.14       No Strict Construction

The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by all Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

Section 12.15       Entire Agreement

This Agreement constitutes the sole and entire agreement of the Parties with regards to the subject matter of this Agreement. Any written or oral agreements, statements, promises, negotiations or representations not expressly set forth in this Agreement are of no force and effect.

Section 12.16       Assignment

This Agreement shall not be assignable by either party except by the Manager to any Person with which the Manager may merge or consolidate or to which the Manager transfers substantially all of its assets, and then only in the event that such assignee assumes all of the obligations to the Company and the Subsidiaries of the Company hereunder.

Section 12.17       Confidentiality

(a)           The Manager shall not, and the Manager shall cause its Affiliates and their respective agents and representatives not to, at any time from and after the date of this Agreement, directly or indirectly, disclose or use any confidential or proprietary information, including Company Information, involving or relating to (x) the Company, including any information contained in the books and records of the Company and (y) the Subsidiaries of the Company, including any information contained in the books and records of any such Subsidiaries; provided, however, that disclosure and use of any information shall be permitted (i) with the prior written consent of the Company, (ii) as, and to the extent, expressly permitted by this Agreement or any other agreement between the Manager and the Company or any of the Company’s Subsidiaries (but only to the extent that such information relates to such

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Subsidiaries), (iii) as, and solely to the extent, necessary or required for the performance by the Manager, any of its Affiliates or its delegates, of any of their respective obligations under this Agreement, (iv) as, and to the extent, necessary or required in the operation of the Company’s business or operations in the Ordinary Course of Business, (v) to the extent such information is generally available to, or known by, the public or otherwise has entered the public domain (other than as a result of disclosure in violation of this Section 12.17 by the Manager or any of its Affiliates), (vi) as, and to the extent, necessary or required by any governmental order, applicable law or any governmental authority, subject to Section 12.17(d), and (vii) as, and to the extent, necessary or required or reasonably appropriate in connection with the enforcement of any right or remedy relating to this Agreement or any other agreement between the Manager and the Company or any of the Company’s Subsidiaries.

(b)           The Manager shall produce and implement policies and procedures that are reasonably designed to ensure compliance by the Manager’s directors, officers, employees, agents and representatives with the requirements of this Section 12.17.

(c)           For the avoidance of doubt, confidential information includes business plans, financial information, operational information, strategic information, legal strategies or legal analysis, formulas, production processes, lists, names, research, marketing, sales information and any other information similar to any of the foregoing or serving a purpose similar to any of the foregoing with respect to the business or operations of the Company or any of its Subsidiaries.  However, the Parties are not required to mark or otherwise designate information as “confidential or proprietary information,” “confidential” or “proprietary” in order to receive the benefits of this Section 12.17.

(d)           In the event that the Manager is required by governmental order, applicable law or any governmental authority to disclose any confidential information of the Company or any of its Subsidiaries that is subject to the restrictions of this Section 12.17, the Manager shall (i) notify the Company or any of its Subsidiaries in writing as soon as possible, unless it is otherwise affirmatively prohibited by such governmental order, applicable law or such governmental authority from notifying the Company or any such Subsidiaries, as the case may be, (ii) cooperate with the Company or any such Subsidiaries to preserve the confidentiality of such confidential information consistent with the requirements of such governmental order, applicable law or such governmental authority and (iii) use its reasonable best efforts to limit any such disclosure to the minimum disclosure necessary or required to comply with such governmental order, applicable law or such governmental authority, in each case, at the cost and expense of the Company.

(e)           Nothing in this Section 12.17 shall prohibit the Manager from keeping or maintaining any copies of any records, documents or other information that may contain information that is otherwise subject to the requirements of this Section 12.17, subject to its compliance with this Section 12.17.

(f)            The Manager shall be responsible for any breach or violation of the requirements of this Section 12.17 by any of its agents or representatives.

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Section 12.18       Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

Section 12.19       Designation

This Agreement is an “Offsetting Management Services Agreement” as such term is defined and used pursuant to the Parent MSA, and the Management Fee is an “Offsetting Management Fee” as such term is defined and used pursuant to the Parent MSA.

Section 12.20       Dispute Resolution

All disputes arising out of this Agreement or relating to the performance of either Party of its obligations hereunder, which disputes the Parties are unable to resolve directly between themselves, shall be settled by arbitration in New York, New York (unless the Company and the Manager agree upon another location) before three arbitrators in accordance with the rules then in effect of the American Arbitration Association.

*              *              *

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

ATLAS INDUSTRIES MANAGEMENT LLC

By:
Name:	Andrew M. Bursky
Title:	Managing Member

[	]

By:
Name:
Title:

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EXHIBIT B

Form of Transaction Services Agreement

FORM OF

TRANSACTION SERVICES AGREEMENT

BY AND BETWEEN

________________________________________

AND

ATLAS INDUSTRIES MANAGEMENT LLC

Dated as of __________, 20__

i

TABLE OF CONTENTS

(continued)

ii

TRANSACTION SERVICES AGREEMENT (as amended, revised, supplemented or otherwise modified from time to time, this “Agreement”), dated as of _________, 20__, by and between ______________________, a _____________ (the “Company”), and Atlas Industries Management LLC, a Delaware limited liability company (“AIM”).  Each party hereto shall be referred to as, individually, a “Party” and, collectively, the “Parties”.

WHEREAS, the Board of Directors has determined that it would be in the best interests of the Company to appoint AIM to perform the Services (as such term is defined herein) and, therefore, the Company has agreed to appoint AIM to perform the Services on the terms and subject to the conditions set forth herein;

WHEREAS, AIM has agreed to perform the Services on the terms and subject to the conditions set forth herein; and

WHEREAS, this Agreement is a “Transaction Services Agreement” as defined and used in the Management Services Agreement by and between AIM and Atlas Industries Holdings LLC, dated as of ___________, 2007 (the “MSA”).

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1            Definitions

For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(i)            the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

(ii)           any reference to an “Article,” “Section” or an “Exhibit” refers to an Article, Section or an Exhibit, as the case may be, of this Agreement; and

(iii)          the words “herein,” “hereinafter,” “hereof,” “hereto” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision:

“Affiliate” means, with respect to any Person, (i) any Person directly or indirectly controlling, controlled by or under common control with such Person or (ii) any officer, director, general member, member or trustee of such Person. For purposes of this definition, the terms “controlling,” “controlled by” or “under common control with” shall mean, with respect to any Persons, the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the directors, managers, general members, or Persons exercising similar authority with respect to such Person.

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“AIM” has the meaning set forth in the preamble of this Agreement.

 “Agreement” has the meaning set forth in the preamble of this Agreement.

“Board of Directors” means the Board of Directors of the Company or any committee thereof that has been duly authorized by the Board of Directors to make a decision on the matter in question or bind the Company as to the matter in question.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banks in The City of New York are required, permitted or authorized, by applicable law or executive order, to be closed for regular banking business.

“Company” has the meaning set forth in the preamble of this Agreement.

“Company Information” means any information concerning the Company or any of the Subsidiaries of the Company and their respective financial condition, business or operations that (i) relates to earnings, (ii) is competitively sensitive, (iii) relates to trade secrets, (iv) is proprietary or (v) is similar to any of the foregoing information.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Federal Securities Laws” means, collectively, the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder.

“Incur” means, with respect to any obligation of a Person, to create, issue, acquire (by conversion, exchange or otherwise), assume, suffer, guarantee or otherwise become liable in respect of such obligation.

“Indemnified Parties” has the meaning set forth in Article VII hereof.

“Losses” has the meaning set forth in Article VII hereof.

“MSA” has the meaning set forth in the recitals of this Agreement.

“Ordinary Course of Business” means, with respect to any Person, an action taken by such Person if such action is (i) consistent with the past practices of such Person and is taken in the normal day-to-day business or operations of such Person and (ii) which is not required to be specifically authorized or approved by the board of directors of such Person.

“Party” and “Parties” have the meaning set forth in the preamble of this Agreement.

“Person” means any individual, company (whether general or limited), limited liability company, corporation, trust, estate, association, nominee or other entity.

“Securities Act” means the Securities Act of 1933, as amended.

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“Services” has the meaning set forth in Article II hereof.

“Subsidiary” means, with respect to any Person, any corporation, company, joint venture, limited liability company, association or other entity in which such Person owns, directly or indirectly, more than 50% of the outstanding voting equity securities or interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such entity.

“Transaction” has the meaning set forth in Article II hereof.

“Transaction Fee” means [THE TRANSACTION FEE IN EFFECT FROM TIME TO TIME, AS SET FORTH IN SCHEDULE 1 TO THE MSA].

ARTICLE II

TRANSACTION SERVICES

In connection with the proposed transaction relating to [DESCRIBE TRANSACTION] (the “Transaction”), AIM agrees to provide certain services to the Company, including, but not limited to, investment banking services, reviewing, evaluating and otherwise familiarizing itself and its Affiliates with the business, operations, properties, financial condition and prospects of the Company, performing due diligence with respect to the Company and its Subsidiaries and preparing documentation describing the Company’s operations, management, historical financial results, projected financial results and any other relevant matters and presenting such documentation and making recommendations with respect thereto to certain of Manager’s affiliates (collectively, the “Services”).

ARTICLE III

OBLIGATIONS OF THE COMPANY

The Company shall, and the Company shall cause its Subsidiaries to, do all things reasonably necessary on their part as requested by AIM consistent with the terms of this Agreement to enable the Company to fulfill its obligations under this Agreement.  The Company shall, and the Company shall cause its Subsidiaries to, take reasonable steps to ensure that:

(i)            the officers and employees of the Company and its Subsidiaries, as the case may be, act in accordance with the terms of this Agreement and the reasonable directions of AIM in fulfilling AIM’s obligations hereunder and allowing AIM to exercise its powers and rights hereunder; and

(ii)           the Company and its Subsidiaries provide to AIM all reports (including monthly management reports and all other relevant reports) that AIM may reasonably require, on such dates as AIM may reasonably require.

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ARTICLE IV

POWERS OF AIM

Section 4.1           Powers of AIM

(a)           AIM shall have no power to enter into any contract for or on behalf of the Company or otherwise subject it to any obligation, such power to be the sole right and obligation of the Company, acting through its Board of Directors and/or the Company’s officers.

(b)           Subject to Section 4.2 and for purposes other than to delegate its duties and powers to perform the Services hereunder, AIM shall have the power to engage any agents (including real estate agents and managing agents), valuers, contractors and advisors (including operational, accounting, financial, tax and legal advisors) that it deems necessary or desirable in connection with the performance of its obligations hereunder, which costs therefor shall be subject to reimbursement in accordance with Section 5.2 hereto.

Section 4.2            Delegation

AIM may delegate or appoint:

(a)           Any of its Affiliates as its agent, at its own cost and expense, to perform any or all of the Services hereunder; or

(b)           Any Person, whether or not an Affiliate of AIM, as its agent, at its own cost and expense, to perform those Services hereunder;

provided, however, that, in each case, AIM shall not be relieved of any of its obligations or duties owed to the Company hereunder as a result of such delegation. AIM shall be permitted to share Company Information with its appointed agents subject to appropriate, reasonable and customary confidentiality arrangements.  For the avoidance of doubt, any reference to AIM herein shall include its delegates or appointees pursuant to this Section 4.2.

Section 4.3            AIM’s Obligations, Duties and Powers Exclusive

The Company agrees that during the term of this Agreement, the obligations, duties and powers imposed on and granted to AIM hereunder are to be performed or held exclusively by AIM, subject to Section 4.2 hereof, and the Company shall not, either directly or indirectly, through its employees, Board of Directors or any other Person, as the case may be, perform any of the Services except in circumstances where it is necessary to do so to comply with applicable law or as otherwise agreed by AIM.

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ARTICLE V

TRANSACTION FEE; Expenses

Section 5.1             Transaction Fee

In consideration and as compensation for the Services provided by AIM hereunder to the Company, the Company shall pay to AIM, payable upon consummation of the Transaction, the Transaction Fee.  The Transaction Fee shall be paid in U.S. dollars by wire transfer in immediately available funds to an account or accounts designated by AIM from time to time.

Section 5.2            Reimbursement of Expenses

The Company shall reimburse AIM for all costs and expenses of the Company, including all out-of-pocket costs and expenses, that are actually Incurred by AIM or its Affiliates on behalf of the Company in connection with performing Services hereunder, and all costs and expenses the reimbursement of which is specifically approved by the Board of Directors.  Any such reimbursement shall be made upon demand by AIM in U.S. dollars by wire transfer in immediately available funds to an account or accounts designated by AIM from time to time.

ARTICLE VI

TERMINATION

Subject to Section 10.4, prior to the satisfaction, in full, by each Party of its respective obligation hereunder, this Agreement may only be terminated by the mutual agreement of the Parties hereto.

ARTICLE VII

INDEMNITY

The Company shall indemnify, reimburse, defend and hold harmless AIM and its Affiliates and their respective successors and permitted assigns, together with their respective employees, officers, members, managers, directors, agents and representatives (collectively the “Indemnified Parties”), from and against all losses (including lost profits), costs, damages, injuries, taxes, penalties, interests, expenses, obligations, claims and liabilities (joint or severable) of any kind or nature whatsoever (collectively “Losses”) that are Incurred by such Indemnified Parties in connection with, relating to or arising out of (i) the breach of any term or condition of this Agreement, or (ii) the performance of any Services hereunder; provided, however, that the Company shall not be obligated to indemnify, reimburse, defend or hold harmless any Indemnified Party for any Losses Incurred, by such Indemnified Party in connection with, relating to or arising out of:

(a)           a breach by such Indemnified Party of this Agreement;

(b)           the gross negligence, willful misconduct, bad faith or reckless disregard of such Indemnified Party in the performance of any Services hereunder; or

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(c)           fraudulent or dishonest acts of such Indemnified Party with respect to the Company or any of its Subsidiaries.

The rights of any Indemnified Party referred to above shall be in addition to any rights that such Indemnified Party shall otherwise have at law or in equity.

Without the prior written consent of the Company, no Indemnified Party shall settle, compromise or consent to the entry of any judgment in, or otherwise seek to terminate any, claim, action, proceeding or investigation in respect of which indemnification could be sought hereunder unless (a) such Indemnified Party indemnifies the Company from any liabilities arising out of such claim, action, proceeding or investigation, (b) such settlement, compromise or consent includes an unconditional release of the Company and Indemnified Party from all liability arising out of such claim, action, proceeding or investigation and (c) the parties involved agree that the terms of such settlement, compromise or consent shall remain confidential.

ARTICLE VIII

LIMITATION OF LIABILITY OF AIM

Section 8.1             Limitation of Liability

AIM shall not be liable for, and the Company shall not take, or permit to be taken, any action against AIM to hold AIM liable for, any error of judgment or mistake of law or for any loss suffered by the Company or its Subsidiaries (including, without limitation, by reason of the purchase, sale or retention of any security or assets) in connection with the performance of AIM’s duties under this Agreement, except for a loss resulting from gross negligence, willful misconduct, bad faith or reckless disregard on the part of AIM in the performance of its duties and obligations under this Agreement, or its fraudulent or dishonest acts with respect to the Company or any of its Subsidiaries.

Section 8.2            Reliance of AIM

AIM may take and may act and rely upon:

(a)           the opinion or advice of legal counsel, which may be in-house counsel to the Company or AIM, any U.S.-based law firm, or other legal counsel reasonably acceptable to the Board of Directors, in relation to the interpretation of this Agreement or any other document (whether statutory or otherwise) or generally in connection with the Company;

(b)           advice, opinions, statements or information from bankers, accountants, auditors, valuation consultants and other Persons consulted by AIM who are in each case believed by AIM in good faith to be expert in relation to the matters upon which they are consulted; and

(c)           any other document provided to AIM in connection with the Company upon which it is reasonable for AIM to rely.

AIM shall not be liable for anything done, suffered or omitted by it in good faith in reliance upon such opinion, advice, statement, information or document.

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ARTICLE IX

LEGAL ACTIONS

AIM shall notify the Company promptly of any claim made by any third party in relation to the assets of the Company and shall send to the Company any notice, claim, summons or writ served on AIM concerning the Company.  AIM shall not, without the prior written consent of the Board of Directors, purport to accept or admit any claims or liabilities of which it receives notification pursuant to Article VII above on behalf of the Company or make any settlement or compromise with any third party in respect of the Company.

ARTICLE X

MISCELLANEOUS

Section 10.1           Obligation of Good Faith; No Fiduciary Duties

AIM shall perform its duties under this Agreement in good faith and for the benefit of the Company. The relationship of AIM to the Company is as an independent contractor and nothing in this Agreement shall be construed to impose on AIM an express or implied fiduciary duty.

Section 10.2         Binding Effect

This Agreement shall be binding upon, shall inure to the benefit of and be enforceable by the Parties hereto and their respective successors and permitted assigns.

Section 10.3         Compliance

(a)           AIM shall (and must ensure that each of its officers, agents and employees) comply with any law, including the Federal Securities Laws and the securities laws of any applicable jurisdiction, in each case, as in effect from time to time, to the extent that it concerns the functions of AIM under this Agreement.

(b)           AIM shall maintain management systems, policies and internal controls and procedures that reasonably ensure that AIM and its employees comply with the terms and conditions of this Agreement, as well as comply with the internal policies, controls and procedures established by the Company from time to time, including, without limitation, those relating to trading policies, conflicts of interest and similar corporate governance measures.

Section 10.4         Effect of Termination; Survival

This Agreement shall be effective as of the date first above written and shall continue in full force and effect thereafter until termination hereof in accordance with Article VI.  The obligations of the Company set forth in Articles VII, VIII and IX and Sections 10.1, 10.5, 10.7, 10.8, 10.9, 10.17 and 10.20 hereof shall survive such termination of this Agreement, subject to applicable law.

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Section 10.5         Notices

Any notice or other communication required or permitted under this Agreement shall be deemed to have been duly given (i) five (5) Business Days following deposit in the mails if sent by registered or certified mail, postage prepaid, (ii) when sent, if sent by facsimile transmission, if receipt thereof is confirmed by telephone, (iii) when delivered, if delivered personally to the intended recipient and (iv) two (2) Business Days following deposit with a nationally recognized overnight courier service, in each case addressed as follows:

If to the Company, to:

Attention:  Chief Executive Officer

[________________________________]

[ADDRESS]

[ADDRESS]

Fax:         __________________________

with a copy (which shall not constitute notice) to its counsel:

Attention:  Christopher M. Zochowski

McDermott Will & Emery LLP

600 Thirteenth Street, N.W.

Washington, D.C. 20004

Fax:         202-756-8087

If to AIM, to:

Attention:  Andrew M. Bursky

Atlas Industries Management LLC

One Sound Shore Drive, Suite 302

Greenwich, CT  06830

Fax:         203-622-0151

with a copy (which shall not constitute notice) to its counsel:

As to be determined by AIM from time to time.

or to such other address or facsimile number as any such Party may, from time to time, designate in writing to all other Parties hereto, and any such communication shall be deemed to be given, made or served as of the date so delivered or, in the case of any communication delivered by mail, as of the date so received.

Section 10.6         Headings

The headings in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

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Section 10.7         Applicable Law

This Agreement, the legal relations between and among the Parties and the adjudication and the enforcement thereof shall be governed by and interpreted and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

Section 10.8         Submission to Jurisdiction; Waiver of Jury Trial

Subject to Section 10.20 hereof, each of the Parties hereby irrevocably acknowledges and consents that any legal action or proceeding brought with respect to any of the obligations arising under or relating to this Agreement may be brought in the courts of the State of New York, County of New York or in the United Stales District Court for the Southern District of New York and each of the Parties hereby irrevocably submits to and accepts with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. Each Party hereby further irrevocably waives any claim that any such courts lack jurisdiction over such Party, and agrees not to plead or claim, in any legal action or proceeding with respect to this Agreement or the transactions contemplated hereby brought in any of the aforesaid courts, that any such court lacks jurisdiction over such Party. Each Party irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party, at its address for notices set forth in Section 10.5 hereof, such service to become effective ten (10) days after such mailing.  Each Party hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other documents contemplated hereby that service of process was in any way invalid or ineffective. The foregoing shall not limit the rights of any Party to serve process in any other manner permitted by applicable law.  The foregoing consents to jurisdiction shall not constitute general consents to service of process in the State of New York for any purpose except as provided above and shall not be deemed to confer rights on any Person other than the respective Parties.

Each of the Parties hereby waives any right it may have under the laws of any jurisdiction to commence by publication any legal action or proceeding with respect this Agreement. To the fullest extent permitted by applicable law, each of the Parties hereby irrevocably waives the objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement in any of the courts referred to in this Section 13.8 and hereby further irrevocably waives and agrees not to plead or claim that any such court is not a convenient forum for any such suit, action or proceeding.

The Parties agree that any judgment obtained by any Party or its successors or assigns in any action, suit or proceeding referred to above may, in the discretion of such Party (or its successors or assigns), be enforced in any jurisdiction, to the extent permitted by applicable law.

The Parties agree that the remedy at law for any breach of this Agreement may be inadequate and that should any dispute arise concerning any matter hereunder, this Agreement shall be enforceable in a court of equity by an injunction or a decree of specific performance. Such remedies shall, however, be cumulative and nonexclusive, and shall be in addition to any other remedies which the Parties may have.

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Each Party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation as between the Parties directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated hereby or disputes relating hereto. Each Party (i) certifies that no representative, agent or attorney of any other Party has represented, expressly or otherwise, that such other Party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other Parties have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 10.8.

Section 10.9         Amendment; Waivers

No term or condition of this Agreement may be amended, modified or waived without the prior written consent of the Party against whom such amendment, modification or waiver will be enforced.  Any waiver granted hereunder shall be deemed a specific waiver relating only to the specific event giving rise to such waiver and not as a general waiver of any term or condition hereof.

Section 10.10       Remedies to Prevailing Party

If any action at law or equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled.

Section 10.11       Severability

Each provision of this Agreement is intended to be severable from the others so that if, any provision or term hereof is illegal, invalid or unenforceable for any reason whatsoever, such illegality, invalidity or unenforceability shall not affect or impair the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Management Fee described in Article V hereof are not severable.

Section 10.12       Benefits Only to Parties

Nothing expressed by or mentioned in this Agreement is intended or shall be construed to give any Person other, than the Parties and their respective successors or permitted assigns and the Indemnified Parties, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the Parties and their respective successors and permitted assigns, and for the benefit of no other Person.

Section 10.13       Further Assurances

Each Party hereto shall take any and all such actions, and execute and deliver such further agreements, consents, instruments and any other documents as may be necessary from time to time to give effect to the provisions and purposes of this Agreement.

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Section 10.14       No Strict Construction

The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by all Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

Section 10.15       Entire Agreement

This Agreement constitutes the sole and entire agreement of the Parties with regards to the subject matter of this Agreement. Any written or oral agreements, statements, promises, negotiations or representations not expressly set forth in this Agreement are of no force and effect.

Section 10.16       Assignment

This Agreement shall not be assignable by either party except by AIM to any Person with which AIM may merge or consolidate or to which AIM transfers substantially all of its assets, and then only in the event that such assignee assumes all of the obligations to the Company and the Subsidiaries of the Company hereunder.

Section 10.17       Confidentiality

(a)           AIM shall not, and AIM shall cause its Affiliates and their respective agents and representatives not to, at any time from and after the date of this Agreement, directly or indirectly, disclose or use any confidential or proprietary information, including Company Information, involving or relating to (x) the Company, including any information contained in the books and records of the Company and (y) the Subsidiaries of the Company, including any information contained in the books and records of any such Subsidiaries; provided, however, that disclosure and use of any information shall be permitted (i) with the prior written consent of the Company, (ii) as, and to the extent, expressly permitted by this Agreement or any other agreement between AIM and the Company or any of the Company’s Subsidiaries (but only to the extent that such information relates to such Subsidiaries), (iii) as, and solely to the extent, necessary or required for the performance by AIM, any of its Affiliates or its delegates, of any of their respective obligations under this Agreement, (iv) as, and to the extent, necessary or required in the operation of the Company’s business or operations in the Ordinary Course of Business, (v) to the extent such information is generally available to, or known by, the public or otherwise has entered the public domain (other than as a result of disclosure in violation of this Section 10.17 by AIM or any of its Affiliates), (vi) as, and to the extent, necessary or required by any governmental order, applicable law or any governmental authority, subject to Section 10.17(d), and (vii) as, and to the extent, necessary or required or reasonably appropriate in connection with the enforcement of any right or remedy relating to this Agreement or any other agreement between AIM and the Company or any of the Company’s Subsidiaries.

(b)           AIM shall produce and implement policies and procedures that are reasonably designed to ensure compliance by AIM’s directors, officers, employees, agents and representatives with the requirements of this Section 10.17.

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(c)           For the avoidance of doubt, confidential information includes business plans, financial information, operational information, strategic information, legal strategies or legal analysis, formulas, production processes, lists, names, research, marketing, sales information and any other information similar to any of the foregoing or serving a purpose similar to any of the foregoing with respect to the business or operations of the Company or any of its Subsidiaries.  However, the Parties are not required to mark or otherwise designate information as “confidential or proprietary information,” “confidential” or “proprietary” in order to receive the benefits of this Section 10.17.

(d)           In the event that AIM is required by governmental order, applicable law or any governmental authority to disclose any confidential information of the Company or any of its Subsidiaries that is subject to the restrictions of this Section 10.17, AIM shall (i) notify the Company or any of its Subsidiaries in writing as soon as possible, unless it is otherwise affirmatively prohibited by such governmental order, applicable law or such governmental authority from notifying the Company or any such Subsidiaries, as the case may be, (ii) cooperate with the Company or any such Subsidiaries to preserve the confidentiality of such confidential information consistent with the requirements of such governmental order, applicable law or such governmental authority and (iii) use its reasonable best efforts to limit any such disclosure to the minimum disclosure necessary or required to comply with such governmental order, applicable law or such governmental authority, in each case, at the cost and expense of the Company.

(e)           Nothing in this Section 10.17 shall prohibit AIM from keeping or maintaining any copies of any records, documents or other information that may contain information that is otherwise subject to the requirements of this Section 10.17, subject to its compliance with this Section 10.17.

(f)            AIM shall be responsible for any breach or violation of the requirements of this Section 10.17 by any of its agents or representatives.

Section 10.18       Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

Section 10.19       Designation

This Agreement is a “Transaction Services Agreement” as such term is defined and used pursuant to the MSA, and the Transaction Fee is a “Transaction Fee” as such term is defined and used pursuant to the MSA.

Section 10.20       Dispute Resolution

All disputes arising out of this Agreement or relating to the performance of either Party of its obligations hereunder, which disputes the Parties are unable to resolve directly between themselves, shall be settled by arbitration in New York, New York (unless AIM and the Company agree upon another location) before three arbitrators in accordance with the rules then in effect of the American Arbitration Association.

*              *              *

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

ATLAS INDUSTRIES MANAGEMENT LLC

By:
Name:	Andrew M. Bursky
Title:	Managing Member

[	]

By:
Name:
Title:

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